FORM OF
                   CUSTODY AND INVESTMENT ACCOUNTING AGREEMENT


         THIS AGREEMENT made the 25th day of April, 1997, by and between INVESTORS FIDUCIARY TRUST COMPANY, a trust company chartered under the laws of the state of Missouri, having its trust office located at l27 West 10th Street, Kansas City, Missouri 64105 ("Custodian"), and each registered investment company listed on Exhibit A hereto, as it may be amended from time to time, each a having its principal office and place of business at 11 Hanover Square, New York, NY 10005 (each a "Fund" and collectively the "Funds").

                                   WITNESSETH:

         WHEREAS, each Fund desires to appoint Investors Fiduciary Trust Company as custodian of the securities and monies of such Fund's investment portfolio and as its agent to perform certain investment accounting and recordkeeping functions; and
         WHEREAS, Investors Fiduciary Trust Company is willing to accept such appointment;
         NOW THEREFORE, for and in consideration of the mutual promises contained herein, the parties hereto, intending to be legally bound, mutually covenant and agree as follows:
1. APPOINTMENT OF CUSTODIAN. Each Fund hereby constitutes and appoints Custodian as:
         A. Custodian of the securities and monies at any time owned by the Fund; and
         B.       Agent  to  perform   certain   accounting  and   recordkeeping
                  functions relating to portfolio transactions required of a duly registered investment company under Rule 31a of the Investment Company Act of 1940 (the "1940 Act") and to calculate the net asset value of the Fund.
2.       REPRESENTATIONS AND WARRANTIES.
         A. Each Fund hereby represents, warrants and acknowledges to Custodian:
              1. That it is a corporation duly organized and existing and in good standing under the laws of its state of organization, and that it is registered under the 1940 Act; and
              2. That it has the requisite power and authority under applicable law, its articles of incorporation and its bylaws to enter into this Agreement; that it has taken all requisite action necessary to appoint Custodian as custodian and investment accounting and recordkeeping agent for the Fund; that this

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                           Agreement  has been duly  executed  and  delivered by
                           Fund; and that this Agreement constitutes a legal, valid and binding obligation of Fund, enforceable in accordance with its terms.
         B.       Custodian hereby represents,  warrants and acknowledges to the
                  Funds:
                    1. That it is a trust company duly organized and existing and in good standing under the laws of the State of Missouri; and
                    2. That it has the requisite power and authority under applicable law, its charter and its bylaws to enter into and perform this Agreement; that this Agreement has been duly executed and delivered by Custodian; and that this Agreement constitutes a legal, valid and binding obligation of Custodian, enforceable in accordance with its terms.
3.       DUTIES AND RESPONSIBILITIES OF CUSTODIAN.
         A.       Delivery of Assets
                  Except as permitted by the 1940 Act, each Fund will deliver or cause to be delivered to Custodian on the effective date of this Agreement, or as soon thereafter as practicable, and from time to time thereafter, all portfolio securities acquired by it and monies then owned by it or from time to time coming into its possession during the time this Agreement shall continue in effect. Custodian shall have no responsibility or liability whatsoever for or on account of securities or monies not so delivered.
         B.       Delivery of Accounts and Records
                  Each Fund shall turn over or cause to be turned over to Custodian all of the Fund's relevant accounts and records previously maintained. Custodian shall be entitled to rely conclusively on the completeness and correctness of the accounts and records turned over to it, and each Fund shall indemnify and hold Custodian harmless of and from any and all expenses, damages and losses whatsoever arising out of or in connection with any error, omission, inaccuracy or other deficiency of such Fund's accounts and records or in the failure of such Fund to provide, or to provide in a timely manner, any accounts, records or information needed by the Custodian to perform its functions hereunder.
         C.       Delivery of Assets to Third Parties
                  Custodian will receive delivery of and keep safely the assets of each Fund delivered to it from time to time segregated in a separate account, and if any Fund is comprised of more than one portfolio of investment securities (each a "Portfolio") Custodian shall keep the

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                  assets of each  Portfolio  segregated  in a separate  account.
                  Custodian will not deliver,  assign, pledge or hypothecate any
                  such  assets  to  any  person   except  as  permitted  by  the
                  provisions of this Agreement or any agreement executed by it according to the terms of Section 3.S. of this Agreement. Upon delivery of any such assets to a subcustodian pursuant to
                  Section 3.S. of this Agreement, Custodian will create and maintain records identifying those assets which have been delivered to the subcustodian as belonging to the applicable Fund, by Portfolio if applicable. The Custodian is responsible for the safekeeping of the securities and monies of the Funds only until they have been transmitted to and received by other persons as permitted under the terms of this Agreement, except
                  for  securities  and  monies   transmitted  to   subcustodians
                  appointed under Section 3.S. of this Agreement, for which Custodian remains responsible to the extent provided in
                  Section 3.S. hereof. Custodian may participate directly or indirectly through a subcustodian in the Depository Trust Company (DTC), Treasury/Federal Reserve Book Entry System (Fed System), Participant Trust Company (PTC) or other depository approved by the Funds (as such entities are defined at 17 CFR
                  Section 270.17f-4(b)) (each a "Depository" and collectively, the "Depositories").


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         D.       Registration of Securities
                  The Custodian shall at all times hold registered securities of the Funds in the name of the Custodian, the applicable Fund, or a nominee of either of them, unless specifically directed by instructions to hold such registered securities in so-called "street name," provided that, in any event, all such securities and other assets shall be held in an account of the Custodian containing only assets of the applicable Fund, or only assets held by the Custodian as a fiduciary or custodian for customers, and provided further, that the records of the Custodian at all times shall indicate the Fund or other customer for which such securities and other assets are held in such account and the respective interests therein. If, however, any Fund directs the Custodian to maintain securities in "street name", notwithstanding anything contained herein to the contrary, the Custodian shall be obligated only to utilize its best efforts to timely collect income due the Fund on such securities and to notify the Fund of relevant corporate actions including, without limitation, pendency of calls, maturities, tender or exchange offers. All securities, and the ownership thereof by the applicable Fund, which are held by Custodian hereunder, however, shall at all times be identifiable on the records of the Custodian. Each Fund agrees to hold Custodian and its nominee harmless for any liability as a shareholder of record of its securities held in custody.
         E.       Exchange of Securities
                  Upon receipt of instructions as defined herein in Section 4.A, Custodian will exchange, or cause to be exchanged, portfolio securities held by it for the account of a Fund for other securities or cash issued or paid in connection with any reorganization, recapitalization, merger, consolidation, split-up of shares, change of par value, conversion or otherwise, and will deposit any such securities in accordance with the terms of any reorganization or protective plan. Without instructions, Custodian is authorized to exchange securities held by it in temporary form for securities in definitive form, to effect an exchange of shares when the par value of the stock is changed, and, upon receiving payment therefor, to surrender bonds or other securities held by it at maturity or when advised of earlier call for redemption, except that Custodian shall receive instructions prior to surrendering any convertible security.
         F.       Purchases of Investments of a Fund - Other Than Options and
                  Futures

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                  Each Fund will,  on each  business  day on which a purchase of securities (other than options and futures) shall be made by it, deliver to Custodian instructions which shall specify with respect to each such purchase: 1. If applicable, the name of the Portfolio making such purchase; 2. The name of the issuer and description of the security; 3. The number of shares and the principal amount purchased, and accrued interest, if any;
                  4.       The trade date;
                  5.       The settlement date;
                  6. The purchase price per unit and the brokerage commission, taxes and other expenses payable in connection with the purchase;
                  7. The total amount payable upon such purchase;
                  8. The name of the person from whom or the broker or dealer through whom the purchase was made; and
                  9. Whether the security is to be received in certificated form or via a specified Depository.
                  In accordance with such instructions, Custodian will pay for out of monies held for the account of the applicable Fund, but only insofar as such monies are available for such purpose, and receive the portfolio securities so purchased by or for the account of the applicable Fund, except that Custodian may in its sole discretion advance funds to the Fund which may result in an overdraft because the monies held by the Custodian on behalf of the Fund are insufficient to pay the total amount payable upon such purchase. Except as otherwise instructed by the applicable Fund, such payment shall be made by the Custodian only upon receipt of securities: (a) by the Custodian; (b) by a clearing corporation of a national exchange of which the Custodian is a member; or (c) by a Depository. Notwithstanding the foregoing, (i) in the case of a repurchase agreement, the Custodian may release funds to a Depository prior to the receipt of advice from the Depository that the securities underlying such repurchase agreement have been transferred by book-entry into the account maintained with such Depository by the Custodian, on behalf of its customers, provided that the Custodian's instructions to the Depository require that the Depository make payment of such funds only upon transfer by book-entry of the securities underlying the repurchase agreement in such account; (ii)

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                  in the case of time deposits, call account deposits,  currency deposits and other deposits, foreign exchange transactions, futures contracts or options, the Custodian may make payment
                  therefor   before   receipt  of  an  advice  or   confirmation
                  evidencing  said deposit or entry into such  transaction;  and
                  (iii)  in  the  case  of  the  purchase  of  securities,   the
                  settlement of which occurs outside of the United States of America, the Custodian may make, or cause a subcustodian appointed pursuant to Section 3.S.2. of this Agreement to make, payment therefor in accordance with generally accepted local custom and market practice.
         G. Sales and Deliveries of Investments of a Fund - Other Than Options and Futures Each Fund will, on each business day on which a sale of investment securities (other than options and futures) of such Fund has been made, deliver to Custodian instructions specifying with respect to each such sale:
                1.   If applicable, the name of the Portfolio making such sale;
                2.   The name of the issuer and description of the securities;
                3. The number of shares and principal amount sold, and accrued interest, if any;
                4. The date on which the securities sold were purchased or other information identifying the securities sold and to be delivered;
                5.   The trade date;
                6.   The settlement date;
                7.   The sale price per unit and the brokerage commission, taxes or other expenses payable in connection with such sale;
                8.   The total amount to be received by Fund upon such sale; and
                9. The name and address of the broker or dealer through whom or person to whom the sale was made.
                  In accordance with such instructions, Custodian will deliver or cause to be delivered the securities thus designated as sold for the account of the applicable Fund to the broker or other person specified in the instructions relating to such sale. Except as otherwise instructed by the applicable Fund, such delivery shall be made upon receipt of: (a) payment therefor in such form as is satisfactory to the Custodian; (b) credit to the account of the Custodian with a clearing corporation of a national securities exchange of which the Custodian is a member; or (c) credit to the

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                  account of the Custodian,  on behalf of its customers,  with a
                  Depository. Notwithstanding the foregoing: (i) in the case of securities held in physical form, such securities shall be delivered in accordance with "street delivery custom" to a broker or its clearing agent; or (ii) in the case of the sale of securities, the settlement of which occurs outside of the United States of America, the Custodian may make, or cause a subcustodian appointed pursuant to Section 3.S.2. of this Agreement to make, such delivery upon payment therefor in accordance with generally accepted local custom and market practice.
         H.       Purchases or Sales of Options and Futures
                  Each Fund will, on each business day on which a purchase or sale of the following options and/or futures shall be made by it, deliver to Custodian instructions which shall specify with respect to each such purchase or sale: 1. If applicable, the name of the Portfolio making such purchase or sale;
                  2.       Security Options
                           a.       The underlying security;
                           b.       The price at which purchased or sold;
                           c.       The expiration date;
                           d.       The number of contracts;
                           e.       The exercise price;
                           f. Whether the transaction is an opening, exercising, expiring or closing transaction;
                           g. Whether the transaction involves a put or call; h. Whether the option is written or purchased; i. Market on which option traded; and j. Name and address of the broker or dealer through whom the sale or purchase was made.
                  3.       Options on Indices
                           a.       The index;
                           b.       The price at which purchased or sold;
                           c.       The exercise price;
                           d.       The premium;
                           e.       The multiple;
                           f.       The expiration date;
                           g. Whether the transaction is an opening, exercising, expiring or closing transaction;

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                        h.      Whether the transaction involves a put or call;
                        i.      Whether the option is written or purchased; and
                        j. The name and address of the broker or dealer through whom the sale or purchase was made, or other applicable settlement instructions.
                  4.    Security Index Futures Contracts
                        a. The last trading date specified in the contract and, when available, the closing level, thereof;
                        b. The index level on the date the contract is entered into;
                        c.       The multiple;
                           d.       Any margin requirements;
                           e. The need for a segregated margin account (in addition to instructions, and if not already in the possession of Custodian, Fund shall
                                    deliver   a   substantially   complete   and
                                    executed custodial  safekeeping  account and
                                    procedural    agreement   which   shall   be
                                    incorporated  by reference into this Custody
                                    Agreement); and
                           f.       The  name  and   address   of  the   futures
                                    commission merchant through whom the sale or
                                    purchase  was  made,  or  other   applicable
                                    settlement instructions.
                  5.       Options on Index Future  Contracts
                           a. The  underlying index  future  contract;
                           b.  The  premium;
                           c.  The expiration  date;
                           d. The number of  options;
                           e. The exercise price;
                           f. Whether the transaction  involves an opening,
                              exercising, expiring or closing transaction;
                           g.  Whether the transaction involves a put or call;
                           h.  Whether the option is written or purchased; and
                           i.  The market on which the option is traded.
         I.      Securities Pledged or Loaned
                 If specifically allowed for in the prospectus of the applicable Fund, and subject to such additional terms and conditions as Custodian may require:
                  1. Upon receipt of instructions, Custodian will release or cause to be released securities held in custody to the pledgee designated in such instructions by way of pledge or

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                           hypothecation  to secure  any loan  incurred  by such
                           Fund; provided, however, that the securities shall be released only upon payment to Custodian of the monies borrowed, except that in cases where additional collateral is required to secure a borrowing already made, further securities may be released or caused to
                           be  released   for  that   purpose  upon  receipt  of
                           instructions. Upon receipt of instructions, Custodian will pay, but only from funds available for such purpose, any such loan upon redelivery to it of the securities pledged or hypothecated therefor and upon surrender of the note or notes evidencing such loan.
                  2. Upon receipt of instructions, Custodian will release securities held in custody to the borrower designated in such instructions; provided, however, that the securities will be released only upon deposit with Custodian of full cash collateral as specified in such instructions, and that such Fund will retain the right to any dividends, interest or distribution on such loaned securities. Upon receipt of instructions and the loaned securities, Custodian will release the cash collateral to the borrower.
         J.       Routine Matters
                  Custodian  will,  in  general,   attend  to  all  routine  and
                  mechanical matters in connection with the sale, exchange, substitution, purchase, transfer, or other dealings with securities or other property of the Funds except as may be otherwise provided in this Agreement or directed from time to time by the applicable Fund in writing.
         K.       Deposit Accounts
                  Custodian will open and maintain one or more special purpose deposit accounts for each Fund in the name of Custodian ("Accounts"), subject only to draft or order by Custodian upon receipt of instructions. All monies received by Custodian from or for the account of any Fund shall be deposited in the appropriate Accounts. Barring events not in the control of the Custodian such as strikes, lockouts or labor disputes, riots, war or equipment or transmission failure or damage, fire,
                  flood,  earthquake  or  other  natural  disaster,   action  or
                  inaction of governmental authority or other causes beyond its control, at 9:00 a.m., Kansas City time, on the second business day after deposit of any check into an Account,

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                  Custodian agrees to make Fed Funds available to the applicable
                  Fund in the amount of the check. Deposits made by Federal Reserve wire will be available to the Fund immediately and ACH wires will be available to the Fund on the next business day. Income earned on the portfolio securities will be credited to the Fund based on the schedule attached as Exhibit A. The Custodian will be entitled to reverse any credited amounts where credits have been made and monies are not finally collected. If monies are collected after such reversal, the Custodian will credit the Fund in that amount. Custodian may open and maintain Accounts in such banks or trust companies as may be designated by it or by the applicable Fund in writing, all such Accounts, however, to be in the name of Custodian and subject only to its draft or order. Funds received and held for the account of different Portfolios shall be maintained in separate Accounts established for each Portfolio.

     L.       Income and Other Payments to the Funds
              Custodian will:
              1. Collect, claim and receive and deposit for the account of the applicable Fund all income and other payments which become due and payable on or after the effective date of this Agreement with respect to the securities deposited under this Agreement, and credit the account of such Fund in accordance with the schedule attached hereto as Exhibit A. If, for any reason, the Fund is credited with income that is not subsequently collected, Custodian may reverse that credited amount.
              2.  Execute   ownership   and  other   certificates   and
                  affidavits for all federal, state and local tax purposes in connection with the collection of bond and note coupons; and
              3. Take such other action as may be necessary or proper in connection with:
                    a. the  collection,  receipt and
                       deposit of such income and
                       other payments, including but not limited to the presentation for payment of:
                       1. all coupons and other income items requiring presentation; and
                       2. all other securities which may mature or be called, redeemed, retired or otherwise become payable and regarding which the Custodian has

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                              actual knowledge, or should reasonably be
                              expected to have knowledge; and
                             b. the endorsement for collection, in the name of the applicable Fund, of all checks, drafts or other negotiable instruments.
                  Custodian, however, will not be required to institute suit or take other extraordinary action to enforce collection except upon receipt of instructions and upon being indemnified to its satisfaction against the costs and expenses of such suit or other actions. Custodian will receive, claim and collect all stock dividends, rights and other similar items and will deal with the same pursuant to instructions.
         M.  Payment of Dividends and Other Distributions
             On the declaration of any dividend or other distribution on the shares of capital stock of any Fund("Fund Shares") by the Board of Directors of such Fund, such Fund shall deliver to Custodian instructions with respect thereto. On the date specified in such instructions for the payment of such dividend or other distribution ,Custodian will pay out of the monies held for the account of such Fund, insofar as the same shall be available for such purposes, and credit to the account of the Dividend Disbursing Agent for such Fund, such amount as may be specified in such instructions.
         N.       Shares of a Fund Purchased by Such Fund
                  Whenever any Fund Shares are repurchased or redeemed by a Fund, such Fund or its agent shall advise Custodian of the aggregate dollar amount to be paid for such shares and shall confirm such advice in writing. Upon receipt of such advice, Custodian shall charge such aggregate dollar amount to the account of such Fund and either deposit the same in the account maintained for the purpose of paying for the repurchase or redemption of Fund Shares or deliver the same in accordance with such advice. Custodian shall not have any duty or responsibility to determine that Fund Shares have been removed from the proper shareholder account or accounts or that the proper number of Fund Shares have been cancelled and removed from the shareholder records.
         O.       Shares of a Fund Purchased from Such Fund
                  Whenever Fund Shares are purchased from any Fund, such Fund will deposit or cause to be deposited with Custodian the amount received for such shares. Custodian shall not have any duty or

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                  responsibility  to determine  that Fund Shares  purchased from any Fund have been added to the proper shareholder account or accounts or that the proper number of such shares have been added to the shareholder records.
         P.       Proxies and Notices
                  Custodian will promptly deliver or mail or have delivered or mailed to the applicable Fund all proxies properly signed, all notices of meetings, all proxy statements and other notices, requests or announcements affecting or relating to securities held by Custodian for such Fund and will, upon receipt of instructions, execute and deliver or cause its nominee to execute and deliver or mail or have delivered or mailed such proxies or other authorizations as may be required. Except as
                  provided  by  this  Agreement  or  pursuant  to   instructions
                  hereafter received by Custodian, neither it nor its nominee will exercise any power inherent in any such securities, including any power to vote the same, or execute any proxy, power of attorney, or other similar instrument voting any of such securities, or give any consent, approval or waiver with respect thereto, or take any other similar action.
         Q.       Disbursements
                  Custodian  will pay or cause to be paid,  insofar as funds are
                  available  for  the  purpose,   bills,  statements  and  other
                  obligations of each Fund (including but not limited to obligations in connection with the conversion, exchange or surrender of securities owned by such Fund, interest charges, dividend disbursements, taxes, management fees, custodian fees, legal fees, auditors' fees, transfer agents' fees, brokerage commissions, compensation to personnel, and other operating expenses of such Fund) pursuant to instructions of such Fund setting forth the name of the person to whom payment is to be made, the amount of the payment, and the purpose of the payment.
         R.       Daily Statement of Accounts
                  Custodian will, within a reasonable time, render to each Fund a detailed statement of the amounts received or paid and of securities received or delivered for the account of the Fund during each business day. Custodian will, from time to time, upon request by any Fund, render a detailed statement of the securities and monies held for such Fund under this Agreement, and Custodian will maintain such books and records as are necessary to enable it to do so.

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                  Custodian  will permit such persons as are  authorized  by any
                  Fund, including such Fund's independent public accountants, reasonable access to such records or will provide reasonable confirmation of the contents of such records, and if demanded, Custodian will permit federal and state regulatory agencies to examine the securities, books and records. Upon the written instructions of any Fund or as demanded by federal or state regulatory agencies, Custodian will instruct any subcustodian to permit such persons as are authorized by such Fund,
                  including   such  Fund's   independent   public   accountants,
                  reasonable access to such records or to provide reasonable confirmation of the contents of such records, and to permit such agencies to examine the books, records and securities held by such subcustodian which relate to such Fund.
         S.       Appointment of Subcustodians

            1. Notwithstanding any other provisions of this Agreement, all or any of the monies or securities of the Funds may be held in Custodian's own custody or in the custody of one or more other banks or trust companies acting as subcustodians as may be selected by Custodian. Any such subcustodian selected by the Custodian must have the qualifications required for a custodian under the 1940 Act, as amended. Custodian shall be responsible to the applicable Fund for any loss, damage or expense suffered or incurred by the Fund resulting from the actions or omissions of any subcustodians selected and appointed by Custodian (except subcustodians appointed at the request of the Fund and as provided in Subsection 2 below) to the same extent Custodian would be responsible to the Fund under Section 5. of this Agreement if it committed the act or omission itself. Upon request of any Fund, Custodian shall be willing to contract with other subcustodians reasonably acceptable to the Custodian for purposes of (i) effecting third-party repurchase transactions with banks, brokers, dealers, or other entities through the use of a common custodian or subcustodian, or (ii) providing depository and clearing agency services with respect to certain variable rate demand note securities, or (iii) for other reasonable purposes specified by such Fund; provided, however, that the Custodian shall be responsible to the Fund for any loss, damage or expense suffered or incurred by the Fund resulting from the actions or omissions of any such subcustodian only to the same extent such subcustodian is responsible to the Custodian. The Fund shall be entitled to review the Custodian's contracts with any such subcustodians appointed at its request. Custodian shall be responsible to the applicable Fund for any loss, damage or expense suffered or incurred by the Fund resulting from the actions or omissions of any Depository only to the same extent such Depository is responsible to Custodian.

           2. Notwithstanding any other provisions of this Agreement, each Fund's foreign securities (as defined in Rule 17f-5(c)(1) under the 1940 Act) and each Fund's cash or cash equivalents, in amounts deemed by the Fund to be reasonably necessary to effect Fund's foreign securities transactions, may be held in the custody of one or more banks or trust companies acting as subcustodians, and thereafter, pursuant to a written contract or contracts as approved by such Fund's Board of Directors, may be transferred to accounts maintained by any such subcustodian with eligible foreign custodians, as defined in Rule 17f-5(c)(2). Custodian shall be responsible to the Fund for any loss, damage or expense suffered or incurred by the Fund resulting from the actions or omissions of any foreign subcustodian only to the same extent the foreign subcustodian is liable to the domestic subcustodian with which the Custodian contracts for foreign subcustody purposes.
         T.       Accounts and Records
                  Custodian will prepare and maintain, with the direction and as interpreted by each Fund, its accountants and/or other advisors, in complete, accurate and current form all accounts and records (i) required to be maintained by such Fund with respect to portfolio transactions under Rule 31a of the 1940 Act, (ii) required to be maintained as a basis for calculation of such Fund's net asset value, and (iii) as otherwise agreed upon between the parties. Custodian will preserve said records in the manner and for the periods prescribed in the 1940 Act or for such longer period as is agreed upon by the parties. Custodian relies upon each Fund to furnish, in writing or its electronic or digital equivalent, accurate and timely information needed by Custodian to complete such Fund's records and perform daily calculation of such Fund's net asset value. Custodian shall incur no liability and each Fund shall indemnify and hold harmless Custodian from and against any liability arising from any failure of such Fund to furnish such information in a timely and accurate manner, even if such Fund subsequently provides accurate but untimely information. It shall be the responsibility of each Fund to furnish Custodian with the declaration, record and payment dates and amounts of any dividends or income and any other special actions required concerning each of its securities when such information is not readily available from generally accepted securities industry services or publications.
         U.       Accounts and Records Property of the Funds
                  Custodian acknowledges that all of the accounts and records maintained by Custodian pursuant to this Agreement are the property of the applicable Fund, and will be made available to such Fund for inspection or reproduction within a reasonable period of time, upon demand. Custodian will assist any Fund's independent auditors, or upon approval of the Fund, or upon demand, any regulatory body, in any requested review of the Fund's accounts and records but shall be reimbursed by the Fund for all expenses and employee time invested in any such review outside of routine and normal periodic reviews.
                  Upon receipt from any Fund of the necessary information or instructions, Custodian will supply information from the books and records it maintains for such Fund that the Fund needs for tax returns, questionnaires, periodic reports to shareholders and such other reports and information requests as such Fund and Custodian shall agree upon from time to time.
         V.       Adoption of Procedures
                  Custodian and each Fund may from time to time adopt procedures as they agree upon, and Custodian may conclusively assume that no procedure approved or directed by a Fund or its accountants or other advisors conflicts with or violates any requirements of its prospectus, articles of incorporation, bylaws, any applicable law, rule or regulation, or any order, decree or agreement by which such Fund may be bound. Each Fund will be responsible to notify Custodian of any changes in statutes, regulations, rules, requirements or policies which might necessitate changes in Custodian's responsibilities or procedures.
         W.       Calculation of Net Asset Value

                  Custodian will calculate each Fund's net asset value, in accordance with such Fund's prospectus. Custodian will price the securities and foreign currency holdings of each Fund for which market quotations are available by the use of outside services designated by such Fund which are normally used and contracted with for this purpose; all other securities and foreign currency holdings will be priced in accordance with such Fund's instructions. Custodian will have no responsibility for the accuracy of the prices quoted by these outside services or for the information supplied by any Fund or for acting upon such instructions.

         X.       Advances
                  In the event Custodian or any subcustodian shall, in its sole discretion, advance cash or securities for any purpose (including but not limited to securities settlements, purchase or sale of foreign exchange or foreign exchange contracts and assumed settlement) for the benefit of any Fund or Portfolio thereof, the advance shall be payable by the applicable Fund or Portfolio on demand. Any such cash advance shall be subject to an overdraft charge at the rate set forth in the then-current  fee schedule  from the date  advanced  until the date repaid. As security for each such advance, each Fund hereby grants Custodian and such subcustodian a lien on and security interest in all property at any time held for the account of the Fund or applicable Portfolio, including without limitation all assets acquired with the amount advanced. Should the Fund fail to promptly repay the advance, the Custodian and such subcustodian shall be entitled to utilize available cash and to dispose of such Fund's or Portfolio's assets pursuant to applicable law to the extent necessary to obtain reimbursement of the amount advanced and any related overdraft charges.
         Y.       Exercise of Rights; Tender Offers
                  Upon receipt of instructions, the Custodian shall: (a) deliver warrants, puts, calls, rights or similar securities to the issuer or trustee thereof, or to the agent of such issuer or trustee, for the purpose of exercise or sale, provided that the new securities, cash or other assets, if any, are to be delivered to the Custodian; and (b) deposit securities upon invitations for tenders thereof, provided that the consideration for such securities is to be paid or delivered to the Custodian or the tendered securities are to be returned to the Custodian.
4.       INSTRUCTIONS.
       A. The term "instructions", as used herein, means written (including telecopied or telexed) or oral instructions which Custodian reasonably believes were given by a designated representative of any Fund. Each Fund shall deliver to Custodian, prior to delivery of any assets to Custodian and thereafter from time to time as changes therein are necessary, written instructions naming one or more designated representatives to give instructions in the name and on behalf of such Fund, which instructions may be received and accepted by Custodian as conclusive evidence of the authority of any designated representative to act for such Fund and may be considered to be in full force and effect (and Custodian will be fully protected in acting in reliance thereon) until receipt by Custodian of notice to the contrary. Unless such written instructions delegating authority to any person to give instructions specifically limit such authority to specific matters or require that the approval of anyone else will first have been obtained, Custodian will be under no obligation to inquire into the right of such person, acting alone, to give any instructions whatsoever which Custodian may receive from such person. If any Fund fails to provide Custodian any such instructions naming designated representatives, any instructions received by Custodian from a person reasonably believed to be an appropriate representative of such Fund shall constitute valid and proper instructions hereunder. "Designated representatives" of a Fund may include its employees and agents, including investment managers and their employees.
         B. No later than the next business day immediately following each oral instruction, the applicable Fund will send Custodian written confirmation of such oral instruction. At Custodian's sole discretion, Custodian may record on tape, or otherwise, any oral instruction whether given in person or via telephone, each such recording identifying the date and the time of the beginning and ending of such oral instruction.
      C. If Custodian shall provide any Fund any direct access to any computerized recordkeeping and reporting system used hereunder or if Custodian and any Fund shall agree to utilize any electronic system of communication, such Fund shall be fully responsible for any and all consequences of the use or misuse of the terminal device, passwords, access instructions and other means of access to such system(s) which are utilized by, assigned to or otherwise made available to the Fund. Each Fund agrees to implement and enforce appropriate security policies and procedures to prevent unauthorized or improper access to or use of such system(s). Custodian shall be fully protected in acting hereunder upon any instructions, communications, data or other information received by Custodian by such means as fully and to the same effect as if delivered to Custodian by written instrument signed by the requisite authorized representative(s) of the applicable Fund. Each Fund shall indemnify and hold Custodian harmless from and against any and all losses, damages, costs, charges, counsel fees, payments, expenses and liability which may be suffered or incurred by Custodian as a result of the use or misuse, whether authorized or unauthorized, of any such system(s) by such Fund or by any person who acquires access to such system(s) through the terminal device, passwords, access instructions or other means of access to such system(s) which are utilized by, assigned to or otherwise made available to the Fund, except to the extent attributable to any negligence or willful misconduct by Custodian.
5.       LIMITATION OF LIABILITY OF CUSTODIAN.
       A. Custodian shall at all times use reasonable care and due diligence and act in good faith in performing its duties under this Agreement. Custodian shall not be responsible for, and the applicable Fund shall indemnify and hold Custodian harmless from and against, any and all losses, damages, costs, charges, counsel fees, payments, expenses and liability which may be asserted against Custodian, incurred by Custodian or for which Custodian may be held to be liable, arising out of or attributable to:
               1. All actions taken by Custodian pursuant to this Agreement or any instructions provided to it hereunder, provided that Custodian has acted in good faith and with due diligence and reasonable care; and
                  2. The Fund's refusal or failure to comply with the terms of this Agreement (including without limitation the Fund's failure to pay or reimburse Custodian under this indemnification provision), the Fund's negligence or willful misconduct, or the failure of any representation or warranty of the Fund hereunder to be and remain true and correct in all respects at all times.
      B. Custodian may request and obtain at the expense of the applicable Fund the advice and opinion of counsel for such Fund or of its own counsel with respect to questions or matters of law, and it shall be without liability to such Fund for any action taken or omitted by it in good faith, in conformity with such advice or opinion. If Custodian reasonably believes that it could not prudently act according to the instructions of any Fund or the Fund's accountants or counsel, it may in its discretion, with notice to the Fund, not act according to such instructions.

         C. Custodian may rely upon the advice and statements of any Fund, its accountants and officers or other authorized individuals, and other persons believed by it in good faith to be expert in matters upon which they are consulted, and Custodian shall not be liable for any actions taken, in good faith, upon such advice and statements.
         D. If any Fund requests Custodian in any capacity to take any action which involves the payment of money by Custodian, or which might make it or its nominee liable for payment of monies or in any other way, Custodian shall be indemnified and held harmless by such Fund against any liability on account of such action; provided, however, that nothing herein shall obligate Custodian to take any such action except in its sole discretion.
      E. Custodian shall be protected in acting as custodian hereunder upon any instructions, advice, notice, request, consent, certificate or other instrument or paper appearing to it to be genuine and to have been properly executed. Custodian shall be entitled to receive upon request as conclusive proof of any fact or matter required to be ascertained from any Fund hereunder a certificate signed by an officer or designated representative of the Fund. Each Fund shall also provide Custodian instructions with respect to any matter concerning this Agreement requested by Custodian.
         F. Custodian shall be under no duty or obligation to inquire into, and shall not be liable for:
               1. The  validity  of the issue of any securities purchased by or for any Fund, the legality of the purchase of any securities or foreign currency positions or evidence of ownership required by any Fund to be received by Custodian, or the propriety of the decision to purchase or amount paid therefor;
               2. The legality of the sale of any securities or foreign currency positions by or for any Fund, or the propriety of the amount for which the same are sold;
                  3. The legality of the issue or sale of any Fund Shares, or the sufficiency of the amount to be received therefor;
                  4. The legality of the repurchase or redemption of any Fund Shares, or the propriety of the amount to be paid therefor; or
                  5. The legality of the declaration of any dividend by any Fund, or the legality of the issue of any Fund Shares in payment of any stock dividend.

      G. Custodian shall not be liable for, or considered to be Custodian of, any money represented by any check, draft, wire transfer, clearinghouse funds, uncollected funds, or instrument for the payment of money to be received by it on behalf of the applicable Fund until Custodian actually receives such money; provided, however, that it shall advise such Fund promptly if it fails to receive any such money in the ordinary course of business and shall cooperate with the Fund toward the end that such money shall be received.
      H.   Except as provided  in Section  3.S.,  Custodian  shall not be
           responsible  for  loss  occasioned  by  the  acts,   neglects,
           defaults or insolvency of any broker,  bank, trust company, or any other person with whom Custodian may deal.
      I.   Custodian shall not be responsible or liable for the failure or delay in performance of its obligations under this Agreement, or those of any entity for which it is responsible hereunder, arising out of or caused, directly or indirectly, by circumstances beyond the affected entity's reasonable control, including, without limitation: any interruption, loss or malfunction of any utility, transportation, or communication service or computer (hardware or software) services of third parties unrelated to Custodian;
           inability to obtain labor, material, equipment or transportation, or a delay in mails; governmental or exchange action, statute, ordinance, rulings, regulations or direction; war, strike, riot, emergency, civil disturbance, terrorism, vandalism, explosions, labor disputes, freezes, floods, fires, tornados, acts of God or public enemy, revolutions, or insurrection.
         J. EXCEPT FOR VIOLATIONS OF SECTION 9, IN NO EVENT AND UNDER NO CIRCUMSTANCES SHALL EITHER PARTY TO THIS AGREEMENT BE LIABLE TO ANYONE, INCLUDING, WITHOUT LIMITATION TO THE OTHER PARTY, FOR CONSEQUENTIAL, SPECIAL OR PUNITIVE DAMAGES FOR ANY ACT OR FAILURE TO ACT UNDER ANY PROVISION OF THIS AGREEMENT EVEN IF ADVISED OF THIS POSSIBILITY THEREOF.
6. COMPENSATION. In consideration for its services hereunder as Custodian and investment accounting and recordkeeping agent, each Fund will pay to Custodian such compensation as shall be set forth in a separate fee schedule to be agreed to by the Funds and Custodian from time to time. A copy of the initial fee schedule is attached hereto and incorporated herein by reference. Custodian shall also be entitled to receive, and each Fund agrees to pay to Custodian, on demand, reimbursement for Custodian's cash disbursements and reasonable out-of-pocket costs and expenses, including attorney's fees, incurred by Custodian in connection with the performance of services hereunder. Custodian may charge such compensation against monies held by it for the account of the applicable Fund. Custodian will also be entitled to charge against any monies held by it for the account of the applicable Fund the amount of any loss, damage, liability, advance, overdraft or expense for which it shall be entitled to reimbursement from such Fund, including but not limited to fees and expenses due to Custodian for other services provided to the Fund by Custodian. Custodian will be entitled to reimbursement by the Fund for the losses, damages, liabilities, advances, overdrafts and expenses of subcustodians only to the extent that (i) Custodian would have been entitled to reimbursement hereunder if it had incurred the same itself directly, and (ii) Custodian is obligated to reimburse the subcustodian therefor.
7. TERM AND TERMINATION. The initial term of this Agreement shall be for a period of one year. Thereafter, each Fund and Custodian may terminate the same by notice in writing, delivered or mailed, postage prepaid, to the other and received not less than ninety (90) days prior to the date upon which such termination will take effect. Upon termination of this Agreement, each applicable Fund will pay Custodian its fees and compensation due hereunder and its reimbursable disbursements, costs and expenses paid or incurred to such date and each applicable Fund shall designate a successor custodian by notice in writing to Custodian by the termination date. In the event no written order designating a successor custodian has been delivered to Custodian on or before the date when such termination becomes effective, then Custodian may, at its option, deliver the securities, funds and properties of the Fund to a bank or trust company at the selection of Custodian, and meeting the qualifications for custodian set forth in the 1940 Act and having not less that Two Million Dollars ($2,000,000) aggregate capital, surplus and undivided profits, as shown by its last published report, or apply to a court of competent jurisdiction for the appointment of a successor custodian or other proper relief, or take any other lawful action under the circumstances; provided, however, that the applicable Fund shall reimburse Custodian for its costs and expenses, including reasonable attorney's fees, incurred in connection therewith. Custodian will, upon termination of this Agreement and payment of all sums due to Custodian from each applicable Fund hereunder or otherwise, deliver to the successor custodian so specified or appointed, or as specified by the court, at Custodian's office, all securities then held by Custodian hereunder, duly endorsed and in form for transfer, and all funds and other properties of each applicable Fund deposited with or held by Custodian hereunder, and Custodian will co-operate in effecting changes in book-entries at all Depositories. Upon delivery to a successor custodian or as specified by the court, Custodian will have no further obligations or liabilities under this Agreement. Thereafter such successor will be the successor custodian under this Agreement and will be entitled to reasonable compensation for its services. In the event that securities, funds and other properties remain in the possession of the Custodian after the date of termination hereof owing to failure of any Fund to appoint a successor custodian, the Custodian shall be entitled to compensation as provided in the then-current fee schedule hereunder for its services during such period as the Custodian retains possession of such securities, funds and other properties, and the provisions of this Agreement relating to the duties and obligations of the Custodian shall remain in full force and effect.
8. NOTICES. Notices, requests, instructions and other writings addressed to any Fund at 11 Hanover Square, New York, NY 10005, or at such other address as the Funds may have designated to Custodian in writing, will be deemed to have been properly given to such Fund hereunder; and notices, requests, instructions and other writings addressed to Custodian at its offices at 127 West 10th Street, Kansas City, Missouri 64105, Attention:
      Custody Department, or to such other address as it may have designated to the Funds in writing, will be deemed to have been properly given to Custodian hereunder.
9.    CONFIDENTIALITY.
       A. Each Fund shall preserve the confidentiality of the computerized investment portfolio and custody recordkeeping and accounting systems used by Custodian (the "Systems") and the tapes, books, reference manuals, instructions, records, programs, documentation and information of, and other materials relevant to, the Systems and the business of Custodian ("Confidential Information"). Each Fund agrees that it will not voluntarily disclose any such Confidential Information to any other person other than its own employees who reasonably have a need to know such information pursuant to this Agreement. Each Fund shall return all such Confidential Information to Custodian upon termination or expiration of this Agreement.

      B. Each Fund has been informed that the Systems are licensed for use by Custodian from third parties ("Licensors"), and each Fund acknowledges that Custodian and the Licensors have proprietary rights in and to the Systems and all other Custodian or Licensor programs, code, techniques, know-how, data bases, supporting documentation, data formats, and procedures, including without limitation any changes or modifications made at the request or expense or both of any Fund (collectively, the "Protected Information"). Each Fund acknowledges that the Protected
           Information constitutes confidential material and trade secrets of Custodian and the Licensors. Each Fund shall preserve the confidentiality of the Protected Information, and each Fund hereby acknowledges that any unauthorized use, misuse, disclosure or taking of Protected Information, residing or existing internal or external to a computer, computer system, or computer network, or the knowing and unauthorized accessing or causing to be accessed of any computer, computer system, or computer network, may be subject to civil liabilities and criminal penalties under applicable law. Each Fund shall so inform employees and agents who have access to the Protected Information or to any computer equipment capable of accessing the same. The Licensors are intended to be and shall be third party beneficiaries of the Funds' obligations and undertakings contained in this paragraph.
10.  MULTIPLE FUNDS AND PORTFOLIOS.
     A. Each Fund, and as to any Fund which is comprised of more than one Portfolio, each Portfolio, shall be regarded for all purposes hereunder as a separate party apart from each other. Unless the context otherwise requires, with respect to every transaction covered by this Agreement, every reference herein to a Fund shall be deemed to relate solely to the particular Fund, and, if applicable, Portfolio thereof to which such transaction relates. Under no circumstances shall the rights, obligations or remedies with respect to a particular Fund or Portfolio constitute a right, obligation or remedy applicable to any other. The use of this single document to memorialize the separate agreement of each Fund is understood to be for clerical convenience only and shall not constitute any basis for joining the Funds for any reason.
         B.       Additional   Funds  and   Portfolios  may  be  added  to  this
                  Agreement, provided that Custodian consents to such addition. Rates or charges for each additional Fund or Portfolio shall be as agreed upon by Custodian and the applicable Fund in writing. Additional Funds may be added hereto by execution of instruments amending Exhibit A to add such Funds thereto.

11.      MISCELLANEOUS.
         A. This Agreement shall be construed according to, and the rights and liabilities of the parties hereto shall be governed by, the laws of the State of Missouri, without reference to the choice of laws principles thereof.
         B. All terms and provisions of this Agreement shall be binding upon, inure to the benefit of and be enforceable by the parties hereto and their respective successors and permitted assigns.
         C. The representations and warranties, the indemnifications extended hereunder, and the provisions of Section 9. hereof are intended to and shall continue after and survive the expiration, termination or cancellation of this Agreement.
         D. No provisions of the Agreement may be amended or modified in any manner except by a written agreement properly authorized and executed by each party hereto.
      E. The failure of any party to insist upon the performance of any terms or conditions of this Agreement or to enforce any rights resulting from any breach of any of the terms or conditions of this Agreement, including the payment of damages, shall not be construed as a continuing or permanent waiver of any such terms, conditions, rights or privileges, but the same shall continue and remain in full force and effect as if no such forbearance or waiver had occurred. No waiver, release or discharge of any party's rights hereunder shall be effective unless contained in a written instrument signed by the party sought to be charged.
         F. The captions in the Agreement are included for convenience of reference only, and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.
         G. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.
         H. If any provision of this Agreement shall be determined to be invalid or unenforceable, the remaining provisions of this Agreement shall not be affected thereby, and every provision of this Agreement shall remain in full force and effect and shall remain enforceable to the fullest extent permitted by applicable law.
         I. This Agreement may not be assigned by any Fund or Custodian without the prior written consent of the other.
         J. Neither the execution nor performance of this Agreement shall be deemed to create a partnership or joint venture by and between Custodian and any Fund or Funds.
         K. Except as specifically provided herein, this Agreement does not in any way affect any other agreements entered into among the parties hereto and any actions taken or omitted by either party hereunder shall not affect any rights or obligations of the other party hereunder. IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their respective duly authorized officers.

                                            INVESTORS FIDUCIARY TRUST COMPANY

                                             By:


                                             Title:


                                            EACH REGISTERED INVESTMENT
                                            COMPANY LISTED ON EXHIBIT A HERETO

                                              By:


                                              Title:

                                    EXHIBIT A

                                  LIST OF FUNDS

Bull & Bear Funds I, Inc.:
         Bull & Bear U.S. and Overseas Fund

Bull & Bear Funds II, Inc.:
         Bull & Bear Dollar Reserves

Bull & Bear Global Income Fund, Inc.

Bull & Bear U.S. Government Securities Fund, Inc.

Bull & Bear Special Equities Fund, Inc.

Bull & Bear Gold Investors Ltd.

Bull & Bear Municipal Income Fund, Inc.

Midas Fund, Inc.

Rockwood Fund, Inc.

EXHIBIT B



                        INVESTORS FIDUCIARY TRUST COMPANY
                    AVAILABILITY SCHEDULE BY TRANSACTION TYPE


TRANSACTION                    DTC                           PHYSICAL                                 FED
---------------      -------------------------      --------------------------          -----------------------------
TYPE                 CREDIT DATE    FUNDS TYPE      CREDIT DATE     FUNDS TYPE          CREDIT DATE        FUNDS TYPE
===============      =========================      ==========================          =============================
Calls Puts           As Received       C or F*      As Received       C or F*
Maturities           As Received       C or F*      Mat. Date         C or F*           Mat. Date               F
Tender Reorgs.       As Received         C          As Received          C                 N/A
Dividends            Paydate             C          Paydate              C                 N/A
Floating Rate        Paydate             C          Paydate              C                 N/A
Int.
Floating Rate        N/A                            As Rate              C                 N/A
Int. (No Rate)                                      Received
Mtg. Backed P&I      Paydate             C          Paydate + 1          C              Paydate                 F
                                                    Bus. Day
Fixed Rate Int.      Paydate             C          Paydate              C              Paydate                 F
Euroclear            N/A                 C          Paydate              C
=========================== =================    ============  ==========================  ==========================


Legend


C = Clearinghouse Funds
F = Fed Funds
N/A = Not Applicable
* Availability based on how received.

[DESCRIPTION]            Credit Facilities Agreement



                               FORM OF AGREEMENT






July 1, 1997

William J. Maynard, Vice President
The Bull & Bear Funds
11 Hanover Square
New York, New York 10005


Dear Mr. Maynard:

This is to advise you that, based on the information you have furnished to us and our discussions to date, State Street Bank and Trust Company (the "Bank") has established a $1 million committed, unsecured line of credit (the "Committed Line of Credit") for the funds (or to the extent a series thereof is a borrower, such series) listed in Appendix I (collectively the "Borrowers" and each, a "Borrower"), effective July 1, 1997 (the "Effective Date"). When the Borrower is a series of a fund listed in Appendix I, the term Borrower shall refer only to such series.

Our willingness to provide the proposed financing is contingent upon and subject to the terms and conditions in this letter (the "Agreement").

The proceeds of advances made under the Committed Line of Credit (a "Loan" and collectively, the "Loans") may be used as follows:

    1. To temporarily finance the purchase or sale of securities for prompt delivery, if the Loan is to be repaid promptly in the ordinary course of business upon completion of the purchase or sale transaction;

    2. To finance the redemption of a Borrower's shares; or

    3. To enable the Borrower to meet emergency expenses not reasonably foreseeable on the Effective Date of this Agreement, but only if the Borrower submits a written statement executed by a duly authorized officer of the Borrower to the effect that the advance is necessitated by a change in circumstances involving extreme hardship, not reasonably foreseeable on the Effective Date of this Agreement.

In any event, a Loan must be repaid in full within 60 days from the date of an advance.

The following are attached as exhibits:

    1. A Loan request in the form attached hereto as Exhibit I (the "Loan Advance/Paydown Request Form") stating the principal amount of the requested Loan and warranting, at the time of borrowing, (i) compliance by such Borrower with the Investment Company Act of 1940, as amended (the "1940 Act") and the Prospectus and Statement of Additional Information of the Borrower, and (ii) use of the Loan in accordance with this Agreement;

    2. A Promissory Note in the form attached hereto as Exhibit II;

    3. An Officer's Certificate in the form attached hereto as Exhibit III;

    4. An opinion of counsel to the Borrowers in a form satisfactory to the Bank, attached hereto as Exhibit IV; and

    5. An Instruction and Confirmation Certificate in the form attached hereto as Exhibit V addressed to Investors Fiduciary Trust Company ("IFTC") in its capacity as custodian.

At the time the Agreement is executed, the Bank shall have received an executed Promissory Note, an executed Officer's Certificate, an opinion of counsel in a form satisfactory to the Bank, and an executed Instruction and Confirmation Certificate.

All Loans under the  Committed  Line of Credit will be evidenced by a Promissory
Note in the form attached hereto as Exhibit II. The outstanding amount of the Loan(s) set forth on the Bank's books and records shall be conclusive evidence of the principal amount thereof owing and unpaid to the Bank, absent manifest error. The failure to record, or any error in so recording, any such amount on the Bank's books and records, or any other record maintained by the Bank, shall not limit or otherwise affect the obligation of each Borrower hereunder or under the Promissory Note to make payments of principal of and interest on the Promissory Note when due.

Loans under the Committed Line of Credit will be available at the Overnight Federal Funds rate as in effect from time to time, plus 0.75% per annum. Requests for advances or decreases under the Committed Line of Credit will be made on the Loan Advance/Paydown Request Form, attached as Exhibit I to this Agreement and delivered to the Bank at the time of the request. At the time each Loan is made, the Bank shall mail to the applicable Borrower a written confirmation of the amount of such Loan and the interest rate initially applicable thereto. The interest rate will be calculated on a 360 days basis for actual days elapsed.

The Bank will honor requests for Loans under the Committed Line of Credit for a 364-day period commencing on the Effective Date.

As compensation for holding available this lending commitment, each Borrower agrees to pay its pro-rata share of a 20 basis points per annum fee (0.20%) on the unused portion of the commitment. The commitment fee will be calculated on a 360 days basis for actual days elapsed. The fee will be payable quarterly in arrears with the first payment commencing on October 15, 1997 (for the period from the Effective Date through the quarter ending September 30, 1997) and every 90 days thereafter during the term of the Committed Line of Credit.

Temporary or emergency borrowings in the aggregate will be limited to an amount not greater than 20% of the value of the applicable Borrower's total net assets (the "Leverage Covenant"), at the time the borrowing is made, or a lesser amount to the extent provided in the Borrower's Prospectus and Statement of Additional Information or the 1940 Act registration statement, as the case may be. The

Leverage Covenant is calculated as follows: ((total assets less total liabilities) plus aggregate bank borrowings)/aggregate bank borrowings. If at any time a Borrower is in violation of the Leverage Covenant, that Borrower is required within three (3) business days to repay Loans in an amount sufficient to achieve compliance with the Leverage Covenant.

Each Borrower hereby promises to pay the principal and interest of each Loan made to it and related fees on the day when due to the Bank at its address stated above. Each Borrower hereby authorizes the Bank, if and to the extent a payment is owed by that Borrower, to charge against the Borrower's deposit account with the Bank any amount so due on the 15th business day of the following month.

Each Borrower agrees that it shall not borrow from any other bank, issue preferred stock or create, incur or assume or suffer to exist any lien (statutory or otherwise), security interest, priority, conditional sale, pledge, charge or other encumbrance or similar rights of others or any agreement to give any of the foregoing liens, upon or with respect to any of its properties, owned or acquired during such period, except as a result of its investment activities as described in its then current Prospectus and Statement of Additional Information or Registration Statement under the 1940 Act, and indebtedness in favor of the Borrower's custodian consisting of extensions of credit from the custodian in the ordinary course of business to cover securities trades or liens in favor of the Borrower's custodian granted pursuant to the custody agreement(s) in force.

Each Borrower agrees to furnish to the Bank (1) a statement of assets and liabilities as of the end of each semi-annual period; (2) audited annual statements; (3) the portfolio of investments as of the end of each semi-annual period; and (4) proxy materials, reports to the shareholders and such other information as the Bank shall reasonably request from time to time. Such audited annual statements and semi-annual statements shall present fairly in all material respects the financial position of the Borrower and conform with generally accepted accounting principles.

Each Borrower agrees that it will not change its investment objective or fundamental investment policies, as set forth in the Borrower's most recent Statement of Additional Information or most recent Prospectus, without the consent of the Bank. Each Borrower agrees that it will be a default hereunder if the investment adviser set forth opposite the Borrower's name on Appendix I ceases to be its investment adviser, or the Borrower changes its Custodian without the consent of the Bank, which consent will not be unreasonably withheld.

Notwithstanding any provision to the contrary contained herein, each Loan made to a Borrower shall be made only with respect to that Borrower and shall be repaid solely from the assets of that Borrower, or a series of that Borrower as the case may be, and the Bank shall have no right of recourse or offset, or any other right whatsoever, against the assets of any other series of the Borrower or any other Borrower with respect to such Loan or any default in respect thereof. A default by any Borrower shall not, by itself, constitute a default by any other Borrower hereunder.

As an inducement to the Bank to extend the Committed Line of Credit, and at any time Loans are outstanding to a Borrower or at any time a Loan Request is made by that Borrower, that Borrower represents and warrants to the Bank as to itself and not as to any other Borrower that:

    1. The Borrower is, or is a series of a corporation, duly organized, validly existing and in good standing under the laws of the state of its organization and has all corporate powers and all governmental licenses, authorizations, consents and approvals required to carry on its business as now conducted;

    2. Neither the Bank nor any affiliate of the Bank individually or in the aggregate owns, controls or holds with the power to vote, 5% or more of the outstanding shares of the Borrower or any affiliate of the Borrower, and neither the Borrower nor any affiliate of the Borrower, directly or indirectly, individually or in the aggregate, owns, controls or holds with the power to vote, 5% or more of the outstanding voting securities of the Bank or any affiliate of the Bank known to the Borrower;

    3. Neither the Borrower nor any affiliate of the Borrower, directly or indirectly, individually or in the aggregate, controls or, to the best knowledge of the Borrower after due inquiry, is controlled by or under common control of the Bank or any affiliate of the Bank known to the Borrower. Furthermore, no officer, director, trustee or employee of the Borrower or any affiliate of the Borrower is an affiliated person of the Bank or of any affiliate of the Bank known to the Borrower;

    4.  The Borrower has no subsidiaries;

    5. The Borrower is not a member of an ERISA group and has no liability in respect of any benefit arrangement, plan or multi-employer plan subject to ERISA;

    6. The Borrower qualifies as a "regulated investment company" within the meaning of the Internal Revenue Code, and as such, because it intends to timely distribute all its income (including capital gains) to its shareholders, its income will not be subject to tax at the trust level under the Internal Revenue Code. The Borrower has filed all United States Federal income tax returns and all other material tax returns which are required to be filed by it and has paid all taxes due pursuant to such returns or pursuant to any assessment received by the Borrower. The charges, accruals and reserves on the Books of the Borrower in respect of taxes or other governmental charges are, in the opinion of the Borrower, adequate;

    7. All information heretofore furnished by the Borrower to the Bank for purposes of or in connection with this Agreement or any transaction contemplated hereby is, and all such information hereafter furnished by the Borrower to the Bank will be, true and accurate in all material respects on the date as of which such information is stated or certified. The Borrower has disclosed to the Bank in writing any and all facts which, to the best of the Borrower's knowledge after due inquiry, materially and adversely affect or may affect (to the extent the Borrower can now reasonably foresee), the business, operations or financial condition of the Borrower or the ability of the Borrower to perform its obligations under this Agreement or the Note;

    8. The execution, delivery and performance of all of the agreements and instruments in connection with the Committed Line of Credit are within the Borrower's power and authority and have been authorized by all necessary proceedings and will not contravene any provision of the Borrower's organizational documents, by laws, then-current Prospectus and Statement of Additional Information (or 1940 Act registration statement, as the case may be) or any agreement or undertaking binding upon the Borrower;

    9. There is no litigation, proceeding or investigation pending, or to the knowledge of the Borrower, threatened against the Borrower, which would have a material adverse effect on the Borrower's ability to carry out its obligations hereunder or under the Note;

      10. The Borrower has statutory authority to enter into this Agreement and any loan requests hereunder will not result in an aggregate of all loans outstanding which exceed the limits permitted under the Borrower's then-current Prospectus and Statement of Additional Information (or 1940 Act registration statement, as the case may be), the 1940 Act, or any applicable rule, regulation, statute or Leverage Covenant, as defined herein;

      11. The Borrower is a registered open-end management investment company under the 1940 Act and the shares of common stock of each Borrower have been registered under the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and applicable state securities or so-called "Blue Sky" laws; and

      12. The Borrower is in compliance in all material respects with applicable law, including the 1940 Act and Federal Reserve Regulation U.

Upon the occurrence of any of the following events, a Borrower shall be deemed to be in default under this Agreement:

    1. Failure of a Borrower to make payment when due of any Loan; or available cash in the deposit account is insufficient to repay any Loan due the Bank by the Borrower;

    2. Breach or failure to perform by the Borrower of any terms or conditions as set forth in this Agreement, or any obligation of the Borrower to the Bank;

    3. If any representation, statement or warranty made or furnished in any manner to the Bank by the Borrower in connection with this Agreement or the Loan was false in any material respect when made or furnished;

    4. A material adverse change in the business, assets, financial condition or prospects for that particular Borrower (but no such adverse change shall be deemed to have occurred as a result of a decline in net assets resulting from redemptions by shareholders or investors or as a result of a decline in the value of the securities held by the Borrower), as reasonably determined by the Bank, has occurred;

    5. A material adverse change, as reasonably determined by the Bank shall have occurred in the facts or information disclosed to the Bank or otherwise relied on by the Bank in considering requests hereunder;

    6. If, by reason of any default by the Borrower, any obligation of the Borrower to any other person or entity for money borrowed or on account of any bond, note or debenture is accelerated prior to maturity;

    7. Upon termination of existence, insolvency, business failure, appointment of a receiver of any part of the property of the Borrower, assignment for the benefit of creditors by, the calling of a meeting of creditors, or the commencement of any voluntary or involuntary proceeding under any bankruptcy or insolvency laws by or against the Borrower or any co-maker, accommodation maker, surety, or guarantor of the Borrower, or entry of any final judgment or order against them for the payment of money in excess of $500,000 shall be rendered against the Borrower and such judgment or order shall remain unsatisfied, undischarged, or unstayed for a period of 10 days; or

    8. Upon the issuance of or notice of any tax levy, attachment, by trustee process or otherwise, levy of execution or other process issued against the Borrower.

Upon the occurrence of any of the events specified in the preceding section hereof, or at any time thereafter, the Bank may, at its option, terminate this Agreement and declare any Loans made to such Borrower under the Committed Line of Credit to be immediately due and payable. The Bank shall thereafter have available to it all other rights and remedies hereunder, or under any other agreement or paper executed by the Borrower, or available to the Bank under applicable law. Furthermore, the Borrower authorizes IFTC in its capacity as Custodian to the Borrower, in accordance with the Instruction and Confirmation Certificate affixed hereto as Exhibit V, to dispose of the Borrower's assets as selected by the Borrower's investment adviser to the extent necessary to repay all amounts due to the Bank.

Any Borrower may terminate the Committed Line of Credit by giving five (5) days irrevocable prior written notice to the Bank and repaying in full all amounts then outstanding to it under the Committed Line of Credit or the Note.

The Bank agrees that prior to assigning to any other lender (but not the Federal Reserve Bank) any of its rights and obligations under the Committed Line of Credit or the Note, or granting to any other lender any participation in any of such rights and obligations, the Bank will obtain the Borrowers' prior written consent, which consent shall not unreasonably be withheld.

Copies of all notices and confirmations hereunder and under the Note shall be sent to the Bank at its address above, Attention: Edward A. Siegel, Assistant Vice President, and to a Borrower at its address on the signature page hereto, to the attention of the person signing on behalf of that Borrower, or to such other address or person for notice as the parties shall have last furnished in writing to the person giving the notice.

Any such notice or demand shall be deemed to have been duly given or made and to have become effective (i) if delivered by hand, overnight courier or facsimile to a responsible officer of the party to which it is directed, at the time of receipt thereof by such officer or the sending of such facsimile and (ii) if sent by registered or certified first-class mail, postage prepaid, on the third business day following the mailing thereof.

This Agreement shall take effect as a sealed instrument and shall be governed by the laws (other than the conflict of law rules) of the Commonwealth of Massachusetts. The Agreement and the Note constitute the entire understanding between the Borrowers and the Bank on this subject and supersede all prior discussions. If the foregoing satisfactorily sets forth the terms and conditions of the Committed Line of Credit, please execute and return the enclosed copy of this Agreement together with the enclosed documents and the opinion of your outside counsel concerning this transaction.

                              Sincerely,

                              STATE STREET BANK AND TRUST COMPANY

                              By:  ____________________________
                                     Name:
                                     Title:

ACCEPTED:

Bull & Bear Funds I, Inc. on behalf of:
Bull & Bear U.S. and Overseas Fund

Rockwood Fund, Inc.



By:  __________________________
       Name:
       Title:

Address:

11 Hanover Square
New York, New York 10005

                                   APPENDIX I



             BORROWER                                Investment Adviser
Bull & Bear Funds I, Inc. on behalf of:           Bull & Bear Advisers, Inc.
Bull & Bear U.S. and Overseas Fund

Rockwood Fund, Inc.                          Aspen Securities and Advisory, Inc.
-------------------------                    -----------------------------------

                                    EXHIBIT I

                              LOAN ADVANCE/PAYDOWN
                                  REQUEST FORM



DATE:
                 ----------------------------------------------

TO:              STATE STREET BANK AND TRUST COMPANY
                 ----------------------------------------------

ATTN:            Chuck Reid/Ned Siegel
                 facsimile:  (617) 537-2663
                 ----------------------------------------------

FROM:            [insert borrower]
                 ----------------------------------------------

ON BEHALF OF:    [insert fund name, if a series]
                 ----------------------------------------------


SUBJECT:

In connection with the Agreement dated July 1, 1997 with State Street Bank and Trust Company, please increase or reduce the outstanding balance as indicated below. The Loan should be recorded on the books of the Borrower to the Bank and interest payable to the Bank should be recorded at the agreed upon rate.


                   Increase/           Cumulative             Total Assets
                   (Decrease)          Balance
Date               the Loan by         Outstanding

                   $                   $                       $
---------------    -------------       ----------------        -----------

Further, the Borrower hereby represents and warrants that:

      1. Proceeds from the advance shall be limited to conform with the usage specified in the Agreement, and

      2. The Borrower is in compliance with all the terms and conditions in the Agreement.



                                By:
                                Name:
                                Title:
                                Date:
                                ----------------------------------------------

                                   EXHIBIT II

                                 PROMISSORY NOTE


$1,000,000                                                 July 1, 1997
                                                           Boston, Massachusetts



     For value received, each of the undersigned, (each herein called "Borrower"), severally and not jointly hereby promise(s) to pay to the order of State Street Bank and Trust Company (herein called "Bank") at the principal office of Bank at 225 Franklin Street, Boston, Massachusetts 02110, or such other place as the holder hereof shall designate

                               $1 MILLION DOLLARS

or, if less, the aggregate principal amount of all loans made by the Bank to the applicable Borrower pursuant to the Agreement dated July 1, 1997 as such agreement may be amended, extended or replaced, as evidenced on the books and records of the Bank, together with interest on each loan at the rate or rates per annum set forth in the Agreement.

     Interest on the unpaid balance of each loan shall be payable monthly in arrears, at the rate per annum set forth in the Agreement. Interest shall be calculated on the basis of actual days elapsed and a 360-day year. Overdue payments of principal (whether at stated maturity, by acceleration or otherwise) shall bear interest, payable on demand, at a fluctuating interest rate per annum equal to 2% (two percent), above the Prime Rate in effect from time to time. "Prime Rate" shall mean the rate of interest announced by the Bank in Boston, Massachusetts from time to time as its "Prime Rate".

     All loans hereunder and all payments on account of principal and interest hereof shall be recorded on the books and records of the Bank. The entries on the books and records of the Bank (including any appearing on this Note) shall be prima facie evidence of amounts outstanding hereunder, absent manifest error.

     The obligations of each Borrower under this Note are several and not joint. The principal amount of the Committed Line of Credit made for use by a particular Borrower and interest thereon shall be paid or repaid solely from the assets of such Borrower (or series thereof, if the borrowing is made on behalf of a series of the Borrower), and the Bank shall have no right of recourse or offset, or any other right whatsoever, against the assets of any other series of the Borrower or any other Borrower. A default by any particular Borrower shall not, by itself, constitute a default by any other Borrower hereunder.

     Each Borrower hereby waives presentment, demand, notice, protest and all other demands and notices in connection with the delivery, acceptance, performance, default or enforcement hereof and consents that this Note may be extended from time to time and that no extension or other indulgence and no substitution, release or surrender of collateral shall discharge or otherwise affect the liability of the Borrower. No delay or omission on the part of the Bank in exercising any right hereunder shall operate as a waiver of such right or of any other right hereunder, and a waiver of any such right on any one occasion shall not be construed as a bar to or waiver of any such right on any future occasion. "Holder" means the payee or any endorsee of this Note who is in possession of it.

     This Note shall take effect as a sealed instrument and shall be governed by the laws (other than the conflict of law rules) of The Commonwealth of Massachusetts.


                                     Bull & Bear Funds I, Inc. on behalf of:
                                     Bull & Bear U.S. and Overseas Fund

                                     Rockwood Fund, Inc.


                                     By:_______________________
                                          Name:
                                          Title:
                                          Date:

                                   EXHIBIT III

                              OFFICER'S CERTIFICATE

I, _______________________ , do hereby certify that I am the duly elected Secretary of ____________________________________________ , a Maryland
corporation (the "Corporation"), and that as such officer, I am authorized to execute and deliver this Certificate on behalf of the Trust.
In that capacity I do hereby further certify as follows:

1. Attached hereto as Exhibit A is full, true and correct copy of the Certificate of Incorporation of the Corporation, and said Certificate of Incorporation remains in full force and effect on the date hereof;

2. Attached hereto as Exhibit B is a full, true and correct copy of the By-Laws of the Corporation, and said By-Laws remain in full force and effect as of the date hereof;

3. Attached hereto as Exhibit C are true, correct and complete copies of the votes adopted by the Board of the Corporation on , 199_ , authorizing the Borrower to borrow from time to time in accordance with the terms described in this Agreement, which resolutions are in full force and effect and have not been amended, modified, revoked or rescinded as of the date hereof;

4. Attached hereto as Exhibit D are full, true and correct copies of the current prospectus and statement of additional information for the Corporation;

5.  Attached hereto as Exhibit E and F are full, true and correct copies of the
Annual Report to ---------------  Shareholders dated   , 199_  , and Semi-Annual
Report to Shareholders dated       , 199_ , and

6. The following are the duly elected, qualified and acting officers of the Corporation, holding the offices set forth below their respective names, and the signature of each such officer (where set forth hereon) is such officer's true and genuine signature:

                                    ------------------------------

                                    ------------------------------

                                    ------------------------------

IN WITNESS WHEREOF, I have hereunto set forth my hand this ____ day of __________, 199__

Name:___________________________

The undersigned being the _____________________ of the Corporation, DOES HEREBY CERTIFY THAT _________________________ is duly elected, qualified and acting Secretary of the Corporation and that the signature set forth above is his/her true and genuine signature.

IN WITNESS WHEREOF, I have hereunto set forth my hand this _____ day of __________, 199__.

                                   EXHIBIT IV

                            LEGAL OPINION OF COUNSEL

                                    EXHIBIT V


                    INSTRUCTION AND CONFIRMATION CERTIFICATE

                              BORROWER'S LETTERHEAD

                                  July 1, 1997


TO:  Investors Fiduciary Trust Company
      127 West Tenth Street
      Kansas City, MO 64105

  RE:  Bull & Bear Funds I, Inc. on behalf of:
      Bull & Bear U.S. and Overseas Fund

       Rockwood Fund, Inc.

Ladies and Gentlemen:

This letter serves as confirmation that the mutual funds listed in Appendix I (each, a "Borrower") are authorized under the Committed Line of Credit to borrow in the aggregate up to $1 million from State Street Bank and Trust Company, as lender (the "Bank").

Pursuant to the terms contained in an Agreement dated July 1, 1997, each Loan made to the Borrower (or series thereof, as applicable) shall be made only with respect to a specific Borrower and shall be repaid solely from the assets of that Borrower (or series thereof, if the Borrower is borrowing on behalf of a particular series), and the Bank shall have no right of recourse or offset, or any other right whatsoever, against the assets of any other Borrower with respect to such Loan or any default in respect thereof.

Investors Fiduciary Trust Company ("IFTC"), in its capacity as custodian of the Borrower (the "Custodian"), under the Custodian Contract (s) between the Borrower and IFTC, dated __________________________ , 19___ , is hereby authorized and directed by the Borrower to dispose of the Borrower's assets as selected by the Borrower's investment adviser to the extent necessary to repay all amounts due to the Bank to the extent that the Loans have not been paid when due or if a default occurs as defined in the Agreement dated July 1, 1997.

The Custodian is hereby directed to act on any written instructions you receive from the Bank with respect to the disposal of the Borrower's assets to accomplish the foregoing. These instructions may not be amended or terminated without the prior written consent of the Bank.

IN WITNESS WHEREOF, the undersigned has duly caused these instructions to be executed on this _____ day of ________, 19___.


                                        Bull & Bear Funds I, Inc. on behalf of:
                                        Bull & Bear U.S. and Overseas Fund

                               Rockwood Fund, Inc.



                                  By: ___________________________
                                      Name:
                                      Title:


IFTC, by signing below, acknowledges receipt of, and hereby agrees to accept instructions in accordance with the foregoing confirmation.

INVESTORS FIDUCIARY TRUST COMPANY

By: ____________________________
      Name:
      Title:

                        EXECUTION COPY OF PROMISSORY NOTE

                                 PROMISSORY NOTE


$1,000,000                                                July 1, 1997
                                                          Boston, Massachusetts



     For value received, each of the undersigned, (each herein called "Borrower"), severally and not jointly hereby promise(s) to pay to the order of State Street Bank and Trust Company (herein called "Bank") at the principal office of Bank at 225 Franklin Street, Boston, Massachusetts 02110, or such other place as the holder hereof shall designate

                               $1 MILLION DOLLARS

or, if less, the aggregate principal amount of all loans made by the Bank to the applicable Borrower pursuant to the Agreement dated July 1, 1997 as such agreement may be amended, extended or replaced, as evidenced on the books and records of the Bank, together with interest on each loan at the rate or rates per annum set forth in the Agreement.

     Interest on the unpaid balance of each loan shall be payable monthly in arrears, at the rate per annum set forth in the Agreement. Interest shall be calculated on the basis of actual days elapsed and a 360-day year. Overdue payments of principal (whether at stated maturity, by acceleration or otherwise) shall bear interest, payable on demand, at a fluctuating interest rate per annum equal to 2% (two percent), above the Prime Rate in effect from time to time. "Prime Rate" shall mean the rate of interest announced by the Bank in Boston, Massachusetts from time to time as its "Prime Rate".

     All loans hereunder and all payments on account of principal and interest hereof shall be recorded on the books and records of the Bank. The entries on the books and records of the Bank (including any appearing on this Note) shall be prima facie evidence of amounts outstanding hereunder, absent manifest error.

     The obligations of each Borrower under this Note are several and not joint. The principal amount of the Committed Line of Credit made for use by a particular Borrower and interest thereon shall be paid or repaid solely from the assets of such Borrower, and the Bank shall have no right of recourse or offset, or any other right whatsoever, against the assets of any other Borrower. A default by any particular Borrower shall not, by itself, constitute a default by any other Borrower hereunder.

     Each Borrower hereby waives presentment, demand, notice, protest and all other demands and notices in connection with the delivery, acceptance, performance, default or enforcement hereof and consents that this Note may be extended from time to time and that no extension or other indulgence and no substitution, release or surrender of collateral shall discharge or otherwise affect the liability of the Borrower. No delay or omission on the part of the Bank in exercising any right hereunder shall operate as a waiver of such right or of any other right hereunder, and a waiver of any such right on any one occasion shall not be construed as a bar to or waiver of any such right on any future occasion. "Holder" means the payee or any endorsee of this Note who is in possession of it.

     This Note shall take effect as a sealed instrument and shall be governed by the laws (other than the conflict of law rules) of The Commonwealth of Massachusetts.


                                     Bull & Bear Funds I, Inc. on behalf of:
                                     Bull & Bear U.S. and Overseas Fund

                                     Rockwood Fund, Inc.


                                     By : _______________________
                                           Name:
                                           Title:
                                           Date:

                     EXECUTION COPY OF OFFICER'S CERTIFICATE

                              OFFICER'S CERTIFICATE


I, _______________________ , do hereby certify that I am the duly elected Secretary of ____________________________________________ , a Maryland
corporation (the "Corporation"), and that as such officer, I am authorized to execute and deliver this Certificate on behalf of the Trust.
In that capacity I do hereby further certify as follows:

1. Attached hereto as Exhibit A is full, true and correct copy of the Certificate of Incorporation of the Corporation, and said Certificate of Incorporation remains in full force and effect on the date hereof;

2. Attached hereto as Exhibit B is a full, true and correct copy of the By-Laws of the Corporation, and said By-Laws remain in full force and effect as of the date hereof;

3. Attached hereto as Exhibit C are true, correct and complete copies of the votes adopted by the Board of the Corporation on , 199_ , authorizing the Borrower to borrow from time to time in accordance with the terms described in this Agreement, which resolutions are in full force and effect and have not been amended, modified, revoked or rescinded as of the date hereof;

4. Attached hereto as Exhibit D are full, true and correct copies of the current prospectus and statement of additional information for the Corporation;

5.  Attached hereto as Exhibit E and F are full, true and correct copies of the
Annual Report to Shareholders dated      , 199_ , and Semi-Annual Report to
Shareholders dated          199_ , and

6. The following are the duly elected, qualified and acting officers of the Corporation, holding the offices set forth below their respective names, and the signature of each such officer (where set forth hereon) is such officer's true and genuine signature:

                                    ------------------------------

                                    ------------------------------

                                    ------------------------------

IN WITNESS WHEREOF, I have hereunto set forth my hand this ____ day of __________, 199__

Name:___________________________

The undersigned being the _____________________ of the Corporation, DOES HEREBY CERTIFY THAT _________________________ is duly elected, qualified and acting Secretary of the Corporation and that the signature set forth above is his/her true and genuine signature.

IN WITNESS WHEREOF, I have hereunto set forth my hand this _____ day of __________, 199__.

EXECUTION COPY OF INSTRUCTION AND CONFIRMATION CERTIFICATE

(MUST BE ON BORROWER'S LETTERHEAD)

                                FORM OF AGREEMENT







July 1, 1997

William J. Maynard, Vice President
The Bull & Bear Funds
11 Hanover Square
New York, New York 10005


Dear Mr. Maynard:

This is to advise you that, based on the information you have furnished to us and our discussions to date, State Street Bank and Trust Company (the "Bank") has established a $15 million uncommitted, unsecured line of credit (the "Uncommitted Line of Credit") for the funds (or to the extent a series thereof is the borrower, such series) listed in Appendix I (collectively the "Borrowers" and each, a "Borrower"), effective July 1, 1997 (the "Effective Date"). When the Borrower is a series of a fund listed in Appendix I, the term "Borrower" shall refer only to such series.

Our willingness to provide the proposed financing is contingent upon and subject to the terms and conditions in this letter (the "Agreement"). This facility carries no legal obligation on the part of the Bank to lend any amount of money to any Borrower at any point in time, and the Borrowers will not be paying a commitment fee for this facility.

The proceeds of advances made under the Uncommitted Line of Credit (a "Loan" and collectively, the "Loans") may be used as follows:

    1. To temporarily finance the purchase or sale of securities for prompt delivery, if the Loan is to be repaid promptly in the ordinary course of business upon completion of the purchase or sale transaction;

    2. To finance the redemption of a Borrower's shares; or

    3. To enable the Borrower to meet emergency expenses not reasonably foreseeable on the Effective Date of this Agreement, but only if the Borrower submits a written statement executed by a duly authorized officer of the Borrower to the effect that the advance is necessitated by a change in circumstances involving extreme hardship, not reasonably foreseeable on the Effective Date of this Agreement.

In any event, a Loan must be repaid in full within 60 days from the date of an advance.

The following are attached as exhibits:

    1. A Loan request in the form attached hereto as Exhibit I (the "Loan Advance/Paydown Request Form") stating the principal amount of the requested Loan and warranting, at the time of borrowing, (i) compliance by such Borrower with the Investment Company Act of 1940, as amended (the "1940 Act") and the Prospectus and Statement of Additional Information of the Borrower, and (ii) use of the Loan in accordance with this Agreement;

    2. A Promissory Note in the form attached hereto as Exhibit II;

    3. An Officer's Certificate in the form attached hereto as Exhibit III;

    4. An opinion of counsel to the Borrowers in a form satisfactory to the Bank, attached hereto as Exhibit IV; and

5.  An Instruction and  Confirmation  Certificate in the form attached hereto as
    Exhibit V addressed to Investors Fiduciary Trust Company ("IFTC") in its capacity as custodian.

At the time the Agreement is executed, the Bank shall have received an executed Promissory Note, an executed Officer's Certificate, an opinion of counsel in a form satisfactory to the Bank, and an executed Instruction and Confirmation Certificate.

All Loans made under the Uncommitted Line of Credit will be evidenced by a Promissory Note in the form attached hereto as Exhibit II. The outstanding amount of the Loan(s) set forth on the Bank's books and records shall be conclusive evidence of the principal amount thereof owing and unpaid to the Bank, absent manifest error. The failure to record, or any error in so recording, any such amount on the Bank's books and records, or any other record maintained by the Bank, shall not limit or otherwise affect the obligation of each Borrower hereunder or under the Promissory Note to make payments of principal of and interest on the Promissory Note when due.

At the time each Loan is made, a Borrower and the Bank shall agree as to the principal amount of each Loan, the interest rate applicable to each Loan prior to maturity, and the term thereof, provided that no Loan shall have a maturity date more than 60 days from the date such Loan is made. Loans made under the Uncommitted Line of Credit will be available at the Overnight Federal Funds rate as in effect from time to time, plus a spread to be determined at the time of borrowing. Interest on the unpaid principal amount of each Loan shall be payable at Maturity on the same day as the principal amount of such Loan is paid or, if the Loan is paid prior to Maturity, on the 15th business day of the following month at the rate determined at the time of borrowing. Interest shall be calculated on the basis of actual days elapsed for a 360-day year. Requests for advances or decreases under the Uncommitted Line of Credit will be made on the Loan Advance/Paydown Request Form, attached as Exhibit I to this Agreement and delivered to the Bank at the time of the request. At the time each Loan is made, the Bank shall mail to the applicable Borrower a written confirmation of the amount of such Loan and the interest rate initially applicable thereto.

The Bank will honor requests for Loans under the Uncommitted Line of Credit for a 364-day period commencing on the Effective Date.

Temporary or emergency borrowings in the aggregate will be limited to an amount not greater than 20% of the value of the applicable Borrower's total net assets (the "Leverage Covenant"), at the time the borrowing is made, or a lesser amount to the extent provided in the Borrower's Prospectus and Statement of Additional Information or the 1940 Act registration statement, as the case may be. The Leverage Covenant is calculated as follows: ((total assets less total liabilities) plus aggregate bank borrowings)/aggregate bank borrowings.

If at any time a Borrower is in violation of the Leverage Covenant, that Borrower is required within three (3) business days to repay Loans in an amount sufficient to achieve compliance with the Leverage Covenant.

Each Borrower hereby promises to pay the principal and interest of each Loan made to it and related fees on the day when due to the Bank at its address stated above. Each Borrower hereby authorizes the Bank, if and to the extent a payment is owed by that Borrower, to charge against the Borrower's deposit account with the Bank any amount so due on the 15th business day of the following month.

Each Borrower agrees that it shall not borrow from any other bank, issue preferred stock or create, incur or assume or suffer to exist any lien (statutory or otherwise), security interest, priority, conditional sale, pledge, charge or other encumbrance or similar rights of others or any agreement to give any of the foregoing liens, upon or with respect to any of its properties, owned or acquired during such period, except as a result of its investment activities as described in its then current Prospectus and Statement of Additional Information or Registration Statement under the 1940 Act, and indebtedness in favor of the Borrower's custodian consisting of extensions of credit from the custodian in the ordinary course of business to cover securities trades or liens in favor of the Borrower's custodian granted pursuant to the custody agreement(s) in force.

Each Borrower agrees to furnish to the Bank (1) a statement of assets and liabilities as of the end of each semi-annual period; (2) audited annual statements; (3) the portfolio of investments as of the end of each semi-annual period; and (4) proxy materials, reports to the shareholders and such other information as the Bank shall reasonably request from time to time. Such audited annual statements and semi-annual statements shall present fairly in all material respects the financial position of the Borrower and conform with generally accepted accounting principles.

Each Borrower agrees that it will not change its investment objective or fundamental investment policies, as set forth in the Borrower's most recent Statement of Additional Information or most recent Prospectus, without the consent of the Bank. Each Borrower agrees that it will be a default hereunder if the investment adviser set forth opposite the Borrower's name on Appendix I ceases to be its investment adviser, or the Borrower changes its Custodian without the consent of the Bank, which consent will not be unreasonably withheld.

Notwithstanding any provision to the contrary contained herein, each Loan made to a Borrower shall be made only with respect to that Borrower and shall be repaid solely from the assets of that Borrower, or a series of that Borrower as the case may be, and the Bank shall have no right of recourse or offset, or any other right whatsoever, against the assets of any other series of the Borrower or any other Borrower with respect to such Loan or any default in respect thereof. A default by any Borrower shall not, by itself, constitute a default by any other Borrower hereunder. A default by a Borrower under the Uncommitted Line of Credit shall constitute a default by that Borrower and only that Borrower under the Leveraging Line of Credit. Similarly, a default by a

Borrower under the Leveraging Line of Credit shall also constitute a default by that Borrower and only that Borrower under the Uncommitted Line of Credit.

As an inducement to the Bank to extend the Uncommitted Line of Credit, and at any time Loans are outstanding to a Borrower or at any time a Loan Request is made by that Borrower, that Borrower represents and warrants to the Bank as to itself and not as to any other Borrower that:

    1. The Borrower is, or is a series of a corporation, duly organized, validly existing and in good standing under the laws of the state of its organization and has all corporate powers and all governmental licenses, authorizations, consents and approvals required to carry on its business as now conducted;

    2. Neither the Bank nor any affiliate of the Bank individually or in the aggregate owns, controls or holds with the power to vote, 5% or more of the outstanding shares of the Borrower or any affiliate of the Borrower, and neither the Borrower nor any affiliate of the Borrower, directly or indirectly, individually or in the aggregate, owns, controls or holds with the power to vote, 5% or more of the outstanding voting securities of the Bank or any affiliate of the Bank known to the Borrower;

    3. Neither the Borrower nor any affiliate of the Borrower, directly or indirectly, individually or in the aggregate, controls or, to the best knowledge of the Borrower after due inquiry, is controlled by or under common control of the Bank or any affiliate of the Bank known to the Borrower. Furthermore, no officer, director, trustee or employee of the Borrower or any affiliate of the Borrower is an affiliated person of the Bank or of any affiliate of the Bank known to the Borrower;

    4.  The Borrower has no subsidiaries;

    5. The Borrower is not a member of an ERISA group and has no liability in respect of any benefit arrangement, plan or multi-employer plan subject to ERISA;

    6. The Borrower qualifies as a "regulated investment company" within the meaning of the Internal Revenue Code, and as such, because it intends to timely distribute all its income (including capital gains) to its shareholders, its income will not be subject to tax at the trust level under the Internal Revenue Code. The Borrower has filed all United States Federal income tax returns and all other material tax returns which are required to be filed by it and has paid all taxes due pursuant to such returns or pursuant to any assessment received by the Borrower. The charges, accruals and reserves on the Books of the Borrower in respect of taxes or other governmental charges are, in the opinion of the Borrower, adequate;

    7. All information heretofore furnished by the Borrower to the Bank for purposes of or in connection with this Agreement or any transaction contemplated hereby is, and all such information hereafter furnished by the Borrower to the Bank will be, true and accurate in all material respects on the date as of which such information is stated or certified. The Borrower has disclosed to the Bank in writing any and all facts which, to the best of the Borrower's knowledge after due inquiry, materially and adversely affect or may affect (to the extent the Borrower can now reasonably foresee), the business, operations or financial condition of the Borrower or the ability of the Borrower to perform its obligations under this Agreement or the Note;

    8. The execution, delivery and performance of all of the agreements and instruments in connection with the Uncommitted Line of Credit are within the Borrower's power and authority and have been authorized by all necessary proceedings and will not contravene any provision of the Borrower's organizational documents, by laws, then-current Prospectus and Statement of Additional Information (or 1940 Act registration statement, as the case may be) or any agreement or undertaking binding upon the Borrower;

    9. There is no litigation, proceeding or investigation pending, or to the knowledge of the Borrower, threatened against the Borrower, which would have a material adverse effect on the Borrower's ability to carry out its obligations hereunder or under the Note;

      10. The Borrower has statutory authority to enter into this Agreement and any loan requests hereunder will not result in an aggregate of all loans outstanding which exceed the limits permitted under the Borrower's then-current Prospectus and Statement of Additional Information (or 1940 Act registration statement, as the case may be), the 1940 Act, or any applicable rule, regulation, statute or Leverage Covenant, as defined herein;

      11. The Borrower is a registered management investment company under the 1940 Act and the shares of common stock of each Borrower have been registered under the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and applicable state securities or so-called "Blue Sky" laws; and

      12. The Borrower is in compliance in all material respects with applicable law, including the 1940 Act and Federal Reserve Regulation U.

Upon the occurrence of any of the following events, a Borrower shall be deemed to be in default under this Agreement:

    1. Failure of a Borrower to make payment when due of any Loan; or available cash in the deposit account is insufficient to repay any Loan due the Bank by the Borrower;

    2. Breach or failure to perform by the Borrower of any terms or conditions as set forth in this Agreement, or any obligation of the Borrower to the Bank;

    3. If any representation, statement or warranty made or furnished in any manner to the Bank by the Borrower in connection with this Agreement or the Loan was false in any material respect when made or furnished;

    4. A material adverse change in the business, assets, financial condition or prospects for that particular Borrower (but no such adverse change shall be deemed to have occurred as a result of a decline in net assets resulting from redemptions by shareholders or investors or as a result of a decline in the value of the securities held by the Borrower), as reasonably determined by the Bank, has occurred;

    5. A material adverse change, as reasonably determined by the Bank shall have occurred in the facts or information disclosed to the Bank or otherwise relied on by the Bank in considering requests hereunder;

    6. If, by reason of any default by the Borrower, any obligation of the Borrower to any other person or entity for money borrowed or on account of any bond, note or debenture is accelerated prior to maturity;

    7. Upon termination of existence, insolvency, business failure, appointment of a receiver of any part of the property of the Borrower, assignment for the benefit of creditors by, the calling of a meeting of creditors, or the commencement of any voluntary or involuntary proceeding under any bankruptcy or insolvency laws by or against the Borrower or any co-maker, accommodation maker, surety, or guarantor of the Borrower, or entry of any final judgment or order against them for the payment of money in excess of $500,000 shall be rendered against the Borrower and such judgment or order shall remain unsatisfied, undischarged, or unstayed for a period of 10 days; or

    8. Upon the issuance of or notice of any tax levy, attachment, by trustee process or otherwise, levy of execution or other process issued against the Borrower.

Upon the occurrence of any of the events specified in the preceding section hereof, or at any time thereafter, the Bank may, at its option, terminate this Agreement and declare any Loans made to such Borrower under the Uncommitted Line of Credit to be immediately due and payable. The Bank shall thereafter have available to it all other rights and remedies hereunder, or under any other agreement or paper executed by the Borrower, or available to the Bank under applicable law. Furthermore, the Borrower authorizes IFTC in its capacity as Custodian to the Borrower, in accordance with the Instruction and Confirmation Certificate affixed hereto as Exhibit V, to dispose of the Borrower's assets as selected by the Borrower's investment adviser to the extent necessary to repay all amounts due to the Bank.

Any Borrower may terminate the Uncommitted Line of Credit by giving five (5) days irrevocable prior written notice to the Bank and repaying in full all amounts then outstanding to it under the Uncommitted Line of Credit or the Note.

The Bank agrees that prior to assigning to any other lender (but not the Federal Reserve Bank) any of its rights and obligations under the Uncommitted Line of Credit or the Note, or granting to any other lender any participation in any of such rights and obligations, the Bank will obtain the Borrowers' prior written consent, which consent shall not unreasonably be withheld.

Copies of all notices and confirmations hereunder and under the Note shall be sent to the Bank at its address above, Attention: Edward A. Siegel, Assistant Vice President, and to a Borrower at its address on the signature page hereto, to the attention of the person signing on behalf of that Borrower, or to such other address or person for notice as the parties shall have last furnished in writing to the person giving the notice.

Any such notice or demand shall be deemed to have been duly given or made and to have become effective (i) if delivered by hand, overnight courier or facsimile to a responsible officer of the party to which it is directed, at the time of receipt thereof by such officer or the sending of such facsimile and (ii) if sent by registered or certified first-class mail, postage prepaid, on the third business day following the mailing thereof.

This Agreement shall take effect as a sealed instrument and shall be governed by the laws (other than the conflict of law rules) of the Commonwealth of Massachusetts. The Agreement and the Note constitute the entire understanding between the Borrowers and the Bank on this subject and supersede all prior discussions. If the foregoing satisfactorily sets forth the terms and conditions of the Uncommitted Line of Credit, please execute and return the enclosed copy of this Agreement together with the enclosed documents and the opinion of your outside counsel concerning this transaction.

                              Sincerely,

                              STATE STREET BANK AND TRUST COMPANY


                              By:  ____________________________
                                     Name:
                                     Title:

      ACCEPTED:

Bull & Bear Funds I, Inc. on behalf of:
Bull & Bear U.S. and Overseas Fund
Bull & Bear Funds II, Inc. on behalf of:
Bull & Bear Dollar Reserves
Rockwood Fund, Inc.
Midas Fund, Inc.
Bull & Bear Gold Investors Ltd.
Bull & Bear Special Equities Fund, Inc.
Bull & Bear U.S. Government Securities Fund, Inc.
Bull & Bear Municipal Income Fund, Inc.
Bull & Bear Global Income Fund, Inc.

By:  __________________________
       Name:
       Title:

Address:

11 Hanover Square
New York, New York 10005

                                   APPENDIX I



              BORROWER                                  Investment Adviser
--------------------------------------        ---------------------------------
Bull & Bear Funds I, Inc. on behalf of:
Bull & Bear U.S. and Overseas Fund                 Bull & Bear Advisers, Inc.
Bull & Bear Funds II, Inc. on behalf of:
Bull & Bear Dollar Reserves                        Bull & Bear Advisers, Inc.
Rockwood Fund, Inc.                          Aspen Securities and Advisory, Inc.
Midas Fund, Inc.                                   Midas Management Corporation
Bull & Bear Gold Investors Ltd.                    Midas Management Corporation
Bull & Bear Special Equities Fund, Inc.            Bull & Bear Advisers, Inc.
Bull & Bear U.S. Government Securities Fund, Inc.    Bull & Bear Advisers, Inc.
Bull & Bear Municipal Income Fund, Inc.              Bull & Bear Advisers, Inc.
Bull & Bear Global Income Fund, Inc.                 Bull & Bear Advisers, Inc.
----------------------------------------          -----------------------------

                                    EXHIBIT I

                              LOAN ADVANCE/PAYDOWN
                                  REQUEST FORM



DATE:
                            ---------------------------------------------

TO:                         STATE STREET BANK AND TRUST COMPANY
                            ----------------------------------------------

ATTN:                       Chuck Reid/Ned Siegel
                            facsimile:  (617) 537-2663
                            ----------------------------------------------

FROM:                       [insert borrower]
                            ----------------------------------------------

ON BEHALF OF:               [insert fund name, if a series]
                            ----------------------------------------------


SUBJECT:

In connection with the Agreement dated July 1, 1997 with State Street Bank and Trust Company, please increase or reduce the outstanding balance as indicated below. The Loan should be recorded on the books of the Borrower to the Bank and interest payable to the Bank should be recorded at the agreed upon rate.


                    Increase/            Cumulative               Total Assets
                    (Decrease)           Balance
Date                the Loan by          Outstanding

                    $                   $                         $
-----------         ------------        -------------             --------------

Further, the Borrower hereby represents and warrants that:

      1. Proceeds from the advance shall be limited to conform with the usage specified in the Agreement, and

      2. The Borrower is in compliance with all the terms and conditions in the Agreement.



By:
Name:
Title:
Date:
              ---------------------------------------------------

                                   EXHIBIT II

                                 PROMISSORY NOTE


$15,000,000                                               July 1, 1997
                                                          Boston, Massachusetts

     For value received, each of the undersigned, (each herein called "Borrower"), severally and not jointly hereby promise(s) to pay to the order of State Street Bank and Trust Company (herein called "Bank") at the principal office of Bank at 225 Franklin Street, Boston, Massachusetts 02110, or such other place as the holder hereof shall designate

                               $15 MILLION DOLLARS

or, if less, the aggregate principal amount of all loans made by the Bank to the applicable Borrower pursuant to the Agreement dated July 1, 1997 as such agreement may be amended, extended or replaced, as evidenced on the books and records of the Bank, together with interest on each loan at the rate or rates per annum set forth in the Agreement.

     Interest on the unpaid balance of each loan shall be payable monthly in arrears, at the rate per annum set forth in the Agreement. Interest shall be calculated on the basis of actual days elapsed and a 360-day year. Overdue payments of principal (whether at stated maturity, by acceleration or otherwise) shall bear interest, payable on demand, at a fluctuating interest rate per annum equal to 2% (two percent), above the Prime Rate in effect from time to time. "Prime Rate" shall mean the rate of interest announced by the Bank in Boston, Massachusetts from time to time as its "Prime Rate".

     All loans hereunder and all payments on account of principal and interest hereof shall be recorded on the books and records of the Bank. The entries on the books and records of the Bank (including any appearing on this Note) shall be prima facie evidence of amounts outstanding hereunder, absent manifest error.

     The obligations of each Borrower under this Note are several and not joint. The principal amount of the Uncommitted Line of Credit made for use by a particular Borrower and interest thereon shall be paid or repaid solely from the assets of such Borrower (or series thereof, if the borrowing is made on behalf of a series of the Borrower), and the Bank shall have no right of recourse or offset, or any other right whatsoever, against the assets of any other series of the Borrower or any other Borrower. A default by any particular Borrower shall not, by itself, constitute a default by any other Borrower hereunder.

     Each Borrower hereby waives presentment, demand, notice, protest and all other demands and notices in connection with the delivery, acceptance, performance, default or enforcement hereof and consents that this Note may be extended from time to time and that no extension or other indulgence and no substitution, release or surrender of collateral shall discharge or otherwise affect the liability of the Borrower. No delay or omission on the part of the Bank in exercising any right hereunder shall operate as a waiver of such right or of any other right hereunder, and a waiver of any such right on any one occasion shall not be construed as a bar to or waiver of any such right on any future occasion. "Holder" means the payee or any endorsee of this Note who is in possession of it.

     This Note shall take effect as a sealed instrument and shall be governed by the laws (other than the conflict of law rules) of The Commonwealth of Massachusetts.

                           Bull & Bear Funds I, Inc. on behalf of:
                           Bull & Bear U.S. and Overseas Fund
                           Bull & Bear Funds II, Inc. on behalf of:
                           Bull & Bear Dollar Reserves
                           Rockwood Fund, Inc.
                           Midas Fund, Inc.
                           Bull & Bear Gold Investors Ltd.
                           Bull & Bear Special Equities Fund, Inc.
                           Bull & Bear U.S. Government Securities Fund, Inc. Bull & Bear Municipal Income Fund, Inc.
                           Bull & Bear Global Income Fund, Inc.


                           By: _______________________
                                     Name:
                                 Title:
                                 Date:

                                   EXHIBIT III

                              OFFICER'S CERTIFICATE

I, _______________________ , do hereby certify that I am the duly elected Secretary of ____________________________________________ , a Maryland
corporation (the "Corporation"), and that as such officer, I am authorized to execute and deliver this Certificate on behalf of the Trust.
In that capacity I do hereby further certify as follows:

1. Attached hereto as Exhibit A is full, true and correct copy of the Certificate of Incorporation of the Corporation, and said Certificate of Incorporation remains in full force and effect on the date hereof;

2. Attached hereto as Exhibit B is a full, true and correct copy of the By-Laws of the Corporation, and said By-Laws remain in full force and effect as of the date hereof;

3. Attached hereto as Exhibit C are true, correct and complete copies of the votes adopted by the Board of the Corporation on , 199_ , authorizing the Borrower to borrow from time to time in accordance with the terms described in this Agreement, which resolutions are in full force and effect and have not been amended, modified, revoked or rescinded as of the date hereof;

4. Attached hereto as Exhibit D are full, true and correct copies of the current prospectus and statement of additional information for the Corporation;

5.  Attached hereto as Exhibit E and F are full, true and correct copies of the
Annual Report to Shareholders dated      , 199_ , and Semi-Annual Report to
Shareholders dated      , 199_ , and

6. The following are the duly elected, qualified and acting officers of the Corporation, holding the offices set forth below their respective names, and the signature of each such officer (where set forth hereon) is such officer's true and genuine signature:

                                    ------------------------------

                                    ------------------------------

                                    ------------------------------

IN WITNESS WHEREOF, I have hereunto set forth my hand this ____ day of __________, 199__

Name:___________________________

The undersigned being the _____________________ of the Corporation, DOES HEREBY CERTIFY THAT _________________________ is duly elected, qualified and acting Secretary of the Corporation and that the signature set forth above is his/her true and genuine signature.

IN WITNESS WHEREOF, I have hereunto set forth my hand this _____ day of __________, 199__.

                                   EXHIBIT IV

                            LEGAL OPINION OF COUNSEL

                                    EXHIBIT V

                    INSTRUCTION AND CONFIRMATION CERTIFICATE

                              BORROWER'S LETTERHEAD

                                  July 1, 1997

TO:  Investors Fiduciary Trust Company
      127 West Tenth Street
      Kansas City, MO 64105

RE:      1.  Bull & Bear Funds I, Inc. on behalf of:
              Bull & Bear U.S. and Overseas Fund
         2.  Bull & Bear Funds II, Inc. on behalf of:
              Bull & Bear Dollar Reserves
         3.  Rockwood Fund, Inc.
         4.  Midas Fund, Inc.
         5.  Bull & Bear Gold Investors Ltd.
         6.  Bull & Bear Special Equities Fund, Inc.
         7.  Bull & Bear U.S. Government Securities Fund, Inc.
         8.  Bull & Bear Municipal Income Fund, Inc.
         9.  Bull & Bear Global Income Fund, Inc.

Ladies and Gentlemen:

This letter serves as confirmation that the mutual funds listed in Appendix I (each, a "Borrower") are authorized under the Uncommitted Line of Credit to borrow in the aggregate up to $15 million from State Street Bank and Trust Company, as lender (the "Bank").

Pursuant to the terms contained in the Agreement dated July 1, 1997, each Loan made to a Borrower (or series thereof, as applicable) shall be made only with respect to a specific Borrower and shall be repaid solely from the assets of that Borrower (or series thereof, if the Borrower is borrowing on behalf of a particular series), and the Bank shall have no right of recourse or offset, or any other right whatsoever, against the assets of any other Borrower with respect to such Loan or any default in respect thereof.

Investors Fiduciary Trust Company ("IFTC"), in its capacity as custodian of the Borrower (the "Custodian"), under the Custodian Contract (s) between the
Borrower and IFTC, dated ______________ , 19___ , is hereby authorized and directed by the Borrower to dispose of the Borrower's assets as selected by the Borrower's investment advise r to the extent necessary to repay all amounts due to the Bank to the extent that the Loans have not been paid when due or if a default occurs as defined in the Agreement dated July 1, 1997.

The Custodian is hereby directed to act on any written instructions you receive from the Bank with respect to the disposal of the Borrower's assets to accomplish the foregoing. These instructions may not be amended or terminated without the prior written consent of the Bank.

IN WITNESS WHEREOF, the undersigned has duly caused these instructions to be executed on this _____ day of ________, 199__.

                     Bull & Bear Funds I, Inc. on behalf of:
                     Bull & Bear U.S. and Overseas Fund
                     Bull & Bear Funds II, Inc. on behalf of:
                     Bull & Bear Dollar Reserves
                     Rockwood Fund, Inc.
                     Midas Fund, Inc.
                     Bull & Bear Gold Investors Ltd.
                     Bull & Bear Special Equities Fund, Inc.
                     Bull & Bear U.S. Government Securities Fund, Inc. Bull & Bear Municipal Income Fund, Inc.
                     Bull & Bear Global Income Fund, Inc.



                                    By: ___________________________
                                        Name:
                                        Title:


IFTC, by signing below, acknowledges receipt of, and hereby agrees to accept instructions in accordance with the foregoing confirmation.

INVESTORS FIDUCIARY TRUST COMPANY

By: ____________________________
      Name:
     Title:

                        EXECUTION COPY OF PROMISSORY NOTE

                                 PROMISSORY NOTE


$15,000,000                                                July 1, 1997
                                                           Boston, Massachusetts

     For value received, each of the undersigned, (each herein called "Borrower"), severally and not jointly hereby promise(s) to pay to the order of State Street Bank and Trust Company (herein called "Bank") at the principal office of Bank at 225 Franklin Street, Boston, Massachusetts 02110, or such other place as the holder hereof shall designate

                               $15 MILLION DOLLARS

or, if less, the aggregate principal amount of all loans made by the Bank to the applicable Borrower pursuant to the Agreement dated July 1, 1997 as such agreement may be amended, extended or replaced, as evidenced on the books and records of the Bank, together with interest on each loan at the rate or rates per annum set forth in the Agreement.

     Interest on the unpaid balance of each loan shall be payable monthly in arrears, at the rate per annum set forth in the Agreement. Interest shall be calculated on the basis of actual days elapsed and a 360-day year. Overdue payments of principal (whether at stated maturity, by acceleration or otherwise) shall bear interest, payable on demand, at a fluctuating interest rate per annum equal to 2% (two percent), above the Prime Rate in effect from time to time. "Prime Rate" shall mean the rate of interest announced by the Bank in Boston, Massachusetts from time to time as its "Prime Rate".

     All loans hereunder and all payments on account of principal and interest hereof shall be recorded on the books and records of the Bank. The entries on the books and records of the Bank (including any appearing on this Note) shall be prima facie evidence of amounts outstanding hereunder, absent manifest error.

     The obligations of each Borrower under this Note are several and not joint. The principal amount of the Uncommitted Line of Credit made for use by a particular Borrower and interest thereon shall be paid or repaid solely from the assets of such Borrower (or series thereof, if the borrowing is made on behalf of a series of the Borrower), and the Bank shall have no right of recourse or offset, or any other right whatsoever, against the assets of any other series of the Borrower or any other Borrower. A default by any particular Borrower shall not, by itself, constitute a default by any other Borrower hereunder.

     Each Borrower hereby waives presentment, demand, notice, protest and all other demands and notices in connection with the delivery, acceptance, performance, default or enforcement hereof and consents that this Note may be extended from time to time and that no extension or other indulgence and no substitution, release or surrender of collateral shall discharge or otherwise affect the liability of the Borrower. No delay or omission on the part of the Bank in exercising any right hereunder shall operate as a waiver of such right or of any other right hereunder, and a waiver of any such right on any one occasion shall not be construed as a bar to or waiver of any such right on any future occasion. "Holder" means the payee or any endorsee of this Note who is in possession of it.

     This Note shall take effect as a sealed instrument and shall be governed by the laws (other than the conflict of law rules) of The Commonwealth of Massachusetts.

                           Bull & Bear Funds I, Inc. on behalf of:
                           Bull & Bear U.S. and Overseas Fund
                           Bull & Bear Funds II, Inc. on behalf of:
                           Bull & Bear Dollar Reserves
                           Rockwood Fund, Inc.
                           Midas Fund, Inc.
                           Bull & Bear Gold Investors Ltd.
                           Bull & Bear Special Equities Fund, Inc.
                           Bull & Bear U.S. Government Securities Fund, Inc. Bull & Bear Municipal Income Fund, Inc.
                           Bull & Bear Global Income Fund, Inc.

                           By: _______________________
                                 Name:
                                 Title:
                                 Date:

                     EXECUTION COPY OF OFFICER'S CERTIFICATE

                              OFFICER'S CERTIFICATE

I, _______________________ , do hereby certify that I am the duly elected Secretary of ____________________________________________ , a Maryland
corporation (the "Corporation"), and that as such officer, I am authorized to execute and deliver this Certificate on behalf of the Trust.
In that capacity I do hereby further certify as follows:

1. Attached hereto as Exhibit A is full, true and correct copy of the Certificate of Incorporation of the Corporation, and said Certificate of Incorporation remains in full force and effect on the date hereof;

2. Attached hereto as Exhibit B is a full, true and correct copy of the By-Laws of the Corporation, and said By-Laws remain in full force and effect as of the date hereof;

3. Attached hereto as Exhibit C are true, correct and complete copies of the votes adopted by the Board of the Corporation on , 199_ , authorizing the Borrower to borrow from time to time in accordance with the terms described in this Agreement, which resolutions are in full force and effect and have not been amended, modified, revoked or rescinded as of the date hereof;

4. Attached hereto as Exhibit D are full, true and correct copies of the current prospectus and statement of additional information for the Corporation;

5.  Attached hereto as Exhibit E and F are full, true and correct copies of the
Annual Report to Shareholders dated       , 199_ , and Semi-Annual Report to
Shareholders dated       , 199_ , and

6. The following are the duly elected, qualified and acting officers of the Corporation, holding the offices set forth below their respective names, and the signature of each such officer (where set forth hereon) is such officer's true and genuine signature:

                                    ------------------------------

                                    ------------------------------

                                    ------------------------------

IN WITNESS WHEREOF, I have hereunto set forth my hand this ____ day of __________, 199__

Name:___________________________

The undersigned being the _____________________ of the Corporation, DOES HEREBY CERTIFY THAT _________________________ is duly elected, qualified and acting Secretary of the Corporation and that the signature set forth above is his/her true and genuine signature.

IN WITNESS WHEREOF, I have hereunto set forth my hand this _____ day of __________, 199__.

EXECUTION COPY OF INSTRUCTION AND CONFIRMATION CERTIFICATE

(MUST BE ON BORROWER'S LETTERHEAD)








[DESCRIPTION]            Securities Lending Authorization Agreement


                   SECURITIES LENDING AUTHORIZATION AGREEMENT

                                     Between

                      THE CLIENTS IDENTIFIED ON SCHEDULE A

                                       and

                       STATE STREET BANK AND TRUST COMPANY





w:client\BULLBEA1.doc
(MUTUALSB)

                                TABLE OF CONTENTS
                                                                         PAGE
1.       APPOINTMENT OF STATE STREET....................................   1

2.       SECURITIES TO BE LOANED........................................   1

3.       BORROWERS......................................................   2

4.       SECURITIES Loan AGREEMENTS.....................................   3

5.       LOANS OF AVAILABLE SECURITIES..................................   4

6.       DISTRIBUTIONS ON AND VOTING RIGHTS WITH RESPECT TO
         LOANED SECURITIES..............................................   4

7.       COLLATERAL.....................................................   5

8.       COMPENSATION FOR THE CLIENT AND STATE STREET...................   6

9        FEE DISCLOSURE.................................................   7

10.      RECORD KEEPING AND REPORTS.....................................   7

11.      STANDARD OF CARE...............................................   8

12.      REPRESENTATIONS AND WARRANTIES.................................   8

13.      DEFINITIONS....................................................   9

14.      CONTINUING AGREEMENT; TERMINATION; REMEDIES....................   10

15.      NOTICES........................................................   10

16.      MISCELLANEOUS..................................................   11

17.      SECURITIES INVESTORS PROTECTION ACT............................   11

18.      MODIFICATION...................................................   12

                             EXHIBITS AND SCHEDULES

EXHIBIT 3.1

EXHIBIT 3.2

SCHEDULE A

SCHEDULE B

SCHEDULE 7.1

                   SECURITIES LENDING AUTHORIZATION AGREEMENT

Agreement dated the ____ day of ______________, 1997 THE CLIENTS IDENTIFIED ON SCHEDULE A (each a "Client" or collectively, "Clients"), and STATE STREET BANK AND TRUST COMPANY, a Massachusetts trust company ("State Street"), setting forth the terms and conditions under which State Street is authorized to act on behalf of the Client with respect to the lending of certain securities of the Client held by State Street as trustee, agent or custodian.

Each undersigned Client, whether organized as a portfolio, series, class of shares, or otherwise, shall be regarded for all purposes hereunder as a separate party apart from each other. Unless the context otherwise requires, with respect to every transaction covered by this Agreement, every reference herein shall be deemed to relate solely to the particular client to which such transaction relates. Under no circumstances shall the rights, obligations or remedies with respect to a particular Client constitute a right, obligation or remedy applicable to any other Client. The use of this single document to memorialize the separate agreement of each Client is understood to be for administrative convenience only and shall not constitute any basis for joining the Clients for any reason.

Certain capitalized terms used in this Agreement are defined in Section 13.

The Client and State Street, as the parties hereto, hereby agree as follows:

1. Appointment of State Street. The Clients hereby authorize State Street as its agent to lend Available Securities to Borrowers in accordance with the terms of this Agreement. State Street shall have the responsibility and authority to do or cause to be done all acts State Street shall determine to be desirable, necessary, or appropriate to implement and administer this securities lending program. Client agrees that State Street is acting as a fully disclosed agent and not as principal in connection with the securities lending program. State Street may take action as agent of the Client on an undisclosed or a disclosed basis. State Street is also hereby authorized to request a third party bank to undertake certain custodial functions in connection with holding of the Collateral provided by a Borrower pursuant to the terms hereof. In connection therewith, State Street may instruct said third party to establish and maintain a Borrower's account and a State Street account wherein all Collateral, including cash shall be maintained by said third party in accordance with the terms of a form of custodial arrangement which shall also be consistent with the terms hereof.

         2. Securities to be Loaned. State Street acts or will act as agent, trustee or custodian of certain securities owned by the Clients. All of the Clients' securities held by State Street as agent, trustee or custodian shall be subject to this securities lending program and constitute Available Securities hereunder, except those securities which the Client or the Investment Manager specifically identifies in notices to State Street as not being Available Securities. In the absence of any such notice identifying specific securities, State Street shall have no authority or responsibility for determining whether any of the Client's securities should be excluded from the lending program.

3. Borrowers. The Available Securities may be loaned to any Borrower identified on the Schedule of Borrowers, as such Schedule may be modified from time to time by State Street and Client, including without limitation, the Capital Markets division of State Street; provided, however, if Available Securities are loaned to the Capital Markets division, in addition to being consistent with the terms hereof, said Loan shall be made in accordance with the terms of the Securities Loan Agreement attached hereto as Exhibit 3.1, as modified form time to time in accordance with the provisions hereof (hereinafter, the "State Street Securities Loan Agreement"). The form of the State Street Securities Loan Agreement may be modified by State Street from time to time, without the consent of the Client, in order to comply with the requirements of law or any regulatory authority having jurisdiction over State Street, the Client or the securities lending program or in any other manner that is not material and adverse to the interests of the Client.

Client acknowledges that it is aware that State Street, acting as "Lender's Agent" hereunder and thereunder, is or may be deemed to be the same legal entity as State Street acting as "Borrower" under the State Street Securities Loan Agreement, notwithstanding the different designations used herein and therein or the dual roles assumed by State Street hereunder and thereunder. Client represents that the power granted herein to State Street, as agent, to lend U.S. Securities owned by Client (including, in legal effect, the power granted to State Street to make Loans to itself) and the other powers granted to State Street, as agent herein, are given expressly for the purpose of averting and waiving any prohibitions upon such lending or other exercise of such powers which might exist in the absence of such powers, and that transactions effected pursuant to and in compliance with this Agreement and the State Street Securities Loan Agreement will not constitute a breach of trust or other fiduciary duty by State Street.

 Client further acknowledges that it has granted State Street the power to effect securities lending transactions with the Capital Markets division of State Street and other powers assigned to State Street hereunder and under the Securities Loan Agreements and the State Street Securities Loan Agreement as a result of Client's desire to increase the opportunity for it to lend securities held in its account on fair and reasonable terms to qualified Borrowers without such loans being considered a breach of State Street's fiduciary duty. In connection therewith, each party hereby agrees that it shall furnish to the other party (i) the most recent available audited statement of its financial condition, and (ii) the most recent available unaudited statement of its financial condition, if more recent than the audited statement. As long as any Loan is outstanding under this Agreement, each party shall also promptly deliver to the other party all such financial information that is subsequently available, and any other financial information or statements that such other party may reasonably request.

In the event any such Loan is made to the Capital Markets division, State Street hereby covenants and agrees for the benefit of the Clients that it has adopted and implemented procedural safeguards to help ensure that all actions taken by it hereunder will be effected by individuals other than, and not under the supervision of, individuals who are acting in a capacity as Borrower thereunder, and that all trades effected hereunder will take place at the same fully negotiated "arms length" prices offered to similarly situated third parties by State Street when it acts as lending agent, notwithstanding the inherent conflict of interest with respect to Loans to be effected by State Street to the Capital Markets division.

In the event Client approves lending to borrowers resident in the United Kingdom, Client shall complete Part 1 of the document known as a "MOD-2 form," which is attached hereto as Exhibit 3.2.

In the event that securities lending activity is undertaken through its London office, State Street becomes subject to additional regulation in the UK, and State Street is obliged to notify Client of the following matters:

i. State Street shall make available to Client established procedures in accordance with the requirements of the Securities and Futures Authority for the effective consideration of complaints concerning State Street's activities carried on in the UK.

ii. Where a liability in one currency is to be matched by an asset in a different currency, or where an investment transaction relates to an investment denominated in a currency other than sterling, a movement of exchange rates may have a separate effect, favorable or unfavorable, on the gain or loss which would otherwise be experienced on the investment.

iii. State Street or an affiliate may have an interest that is material to the investment or transaction concerned and neither State Street nor any such affiliate shall be obliged to disclose such interest or account to Client for any profits or benefits made or derived by it or any of its associates from any such transaction.

iv. Any assets which State Street holds in the form of money shall not be treated by State Street as Clients' Money as defined by The Financial Services (Client Money) Regulations 1991 of the United Kingdom as amended (the "Clients' Money Regulations") and will not be held in accordance with the Clients' Money Regulations or such other regulations as shall amend or replace the Clients' Money Regulations from time to time.

4. Securities Loan Agreements. The Client authorizes State Street to enter into one or more Securities Loan Agreements with such Borrowers as may be selected by State Street. Each Securities Loan Agreement shall have such terms and conditions as State Street may negotiate with the Borrower, however certain terms of individual loans, including rebate fees to be paid to the Borrower for the use of cash Collateral, shall be negotiated at the time a loan is made.

         5. Loans of Available Securities. State Street shall have authority to make Loans of Available Securities to Borrowers, and to deliver such securities to Borrowers. State Street shall be responsible for determining whether any such Loan shall be made, and for negotiating and establishing the terms of each such Loan. State Street shall have the authority to terminate any Loan in its discretion, at any time and without prior notice to the Client.

The Client acknowledges that State Street administers securities lending programs for other clients of State Street. State Street will allocate securities lending opportunities among its clients, using reasonable and equitable methods established by State Street from time to time. State Street does not represent or warrant that any amount or percentage of the Client's Available Securities will in fact be loaned to Borrowers. Client agrees that it shall have no claim against State Street and State Street shall have no liability arising from, based on, or relating to, loans made for other clients, or loan opportunities refused hereunder, whether or not State Street has made fewer or more loans for any other client, and whether or not any loan for another client, or the opportunity refused, could have resulted in loans made under this Agreement.

The Client also acknowledges that, under the applicable Securities Loan Agreements, Borrowers will not be required to return Loaned Securities immediately upon receipt of notice from State Street terminating the applicable Loan, but instead will be required to return such Loaned Securities within such period of time following such notice as is specified in the applicable
Securities Loan Agreement. Upon receiving a notice from the Client or the Investment Manager that Available Securities which have been loaned to a Borrower should no longer be considered Available Securities (whether because of the sale of such securities or otherwise), State Street shall use its reasonable efforts to notify promptly thereafter the Borrower which has borrowed such securities that the Loan of such securities is terminated and that such securities are to be returned within the time specified by the applicable Securities Loan Agreement.

6. Distributions on and Voting Rights with Respect to Loaned Securities. The Client represents and warrants that it is the beneficial owner of (or exercises complete investment discretion over) all Available Securities free and clear of all liens, claims, security interests and encumbrances and no such security has been sold, and that it is entitled to receive all distributions made by the issuer with respect to Loaned Securities. Except as provided in the next sentence, all interest, dividends, and other distributions paid with respect to Loaned Securities shall be credited to the Client's account on the date such amounts are delivered by the Borrower to State Street. Any non-cash distribution on Loaned Securities which is in the nature of a stock split or a stock dividend shall be added to the Loan (and shall be considered to constitute Loaned
Securities) as of the date such non-cash distribution is received by the Borrower; provided that the Client (or Investment Manager) may, by giving State Street ten (l0) Business Days' notice prior to the date of such non-cash distribution, direct State Street to request that the Borrower deliver such non-cash distribution to State Street, pursuant to the applicable Securities Loan Agreement, in which case State Street shall credit such non-cash distribution to the Client's account on the date it is delivered to State Street.

The Client acknowledges that it will not be entitled to participate in any dividend reinvestment program or to vote with respect to securities that are on loan on the applicable record date for such securities.

The Client also acknowledges that any payments of distributions from Borrower to Client are in substitution for the interest or dividend accrued or paid in respect of Loaned Securities and that the tax treatment of such payment may differ from the tax treatment of such interest or dividend.

If an installment, call or rights issue becomes payable on or in respect of any Loaned Securities, State Street shall use all reasonable endeavors to ensure that any timely instructions from the Client are complied with, but State Street shall not be required to make any payment unless the Client has first placed it in funds to make such payment.

7. Collateral. The Client authorizes State Street to receive and to hold, on the Client's behalf, Collateral from Borrowers to secure the obligations of Borrowers with respect to any loan of securities made on behalf of the Client pursuant to the Securities Loan Agreements. All investments of cash Collateral shall be for the account and risk of the Client. Concurrently with the delivery of the Loaned Securities to the Borrower under any Loan, State Street shall receive from the Borrower Collateral in any of the forms listed on Schedule 7.1. Said Schedule may be amended from time to time by State Street upon written notice to the Client. With respect to foreign cash Collateral, State Street will provide Client with a multicurrency investment vehicle through which the foreign cash will be converted to U.S. dollars and invested pursuant to Section 8 hereof (MCIV"). Client acknowledges that State Street, in providing MCIV, will receive additional compensation by earning a spread on the foreign currency conversions. Such Collateral shall have a Market Value of not less than one hundred percent (l00%) of the Market Value of the Loaned Securities. Thereafter, State Street shall take such action as is appropriate with respect to the Collateral under the applicable Securities Loan Agreement.

         The Collateral shall be returned to Borrower at the termination of the Loan upon the return of the Loaned Securities by Borrower to State Street in accordance with the applicable Securities Loan Agreement. State Street shall invest cash Collateral in accordance with any directions, including any limitations established by the Client in a writing identified to this Agreement and acknowledged in writing by State Street and shall exercise reasonable care, skill, diligence and prudence in the investment of Collateral. Subject to the foregoing limits and standard of care, State Street does not assume any market or investment risk of loss with respect to the currency conversions associated with the use of MCIV or the investment of cash Collateral and if, at any time during the term of any Loan, the value of the cash Collateral so invested is insufficient to return the rebate fee (i.e., the return to the Borrower), the full amount of the Collateral, U.S. dollar or otherwise or any and all other amounts due to such Borrower pursuant to the Securities Loan Agreement, Client shall be solely responsible for such shortfall and hereby agrees to pay an amount equal to such shortfall to State Street. In addition, State Street shall be entitled to charge Client's accounts for such shortfall in accordance with
Section 8.

8. Compensation for the Client and State Street. To the extent that a Loan is secured by cash Collateral, such Collateral, including money received with respect to the investment of the same, or upon the maturity, sale, or liquidation of any such investments, shall be invested by State Street, subject to the directions referred to above, if any, in short-term instruments, short term investment funds maintained by State Street, money market mutual funds and such other investments as State Street may from time to time to time select, including without limitation investments in obligations or other securities of State Street or of any State Street affiliate and investments in any short-term investment fund, mutual fund, securities lending trust or other collective investment fund with respect to which State Street and/or its affiliates provide investment management or advisory, trust, custody, transfer agency, shareholder servicing and/or other services for which they are compensated.

The Client acknowledges that interests in such mutual funds, securities lending trusts and other collective investment funds, to which State Street and/or one or more of its affiliates provide services are not guaranteed or insured by State Street or any of its affiliates or by the Federal Deposit Insurance Corporation or any government agency. The Client hereby authorizes State Street to purchase or sell investments of cash Collateral to or from other accounts held by State Street or its affiliates.

The net income generated by any investment made pursuant to the preceding paragraph of this Section 8 shall be allocated among the Borrower, State Street, and the Client, as follows: (a) a portion of such income shall be paid to the Borrower in accordance with the agreement negotiated between the Borrower and State Street; (b) the balance, if any, shall be split between State Street [as compensation for its services in connection with this securities lending program and the Client [as such income shall be credited to the Client's account], in accordance with the fee schedule attached hereto as Schedule B.

         In the event the net income generated by any investment made pursuant to the first paragraph of this Section 8 does not equal or exceed the amount due the Borrower in accordance with the agreement between Borrower and State Street, State Street shall debit the Client's account by an amount equal to the difference between the net income generated and the amounts to be paid to the Borrower pursuant to the Securities Loan Agreement. In the event debits to the Client's account produce a deficit therein, State Street shall sell or otherwise liquidate investments made with cash Collateral and credit the net proceeds of such sale or liquidation to satisfy the deficit. In the event the foregoing does not eliminate the deficit, State Street shall have the right to charge the deficiency to any other account or accounts maintained by the Client with State Street.

 In the event of a Loan to a Borrower resident in Canada, which is made over record date for a dividend reinvestment program ("DRP") and is secured by cash Collateral, the Borrower shall pay the Client a substitute payment equal to the full amount of the cash dividend declared, and may pay a loan premium, the amount of which shall be negotiated by State Street, above the amount of the cash dividend. Such loan premium shall be allocated between State Street and the Client as follows: (a) a portion of such loan premium shall be paid to State Street as compensation for its services in connection with this securities lending program, in accordance with Schedule A and (b) the remainder of such loan premium shall be credited to the Client's account.

         To the extent that a Loan is secured by non-cash Collateral, the Borrower shall be required to pay a loan premium, the amount of which shall be negotiated by State Street. Such loan premium shall be allocated between State Street and the Client as follows: (a) a portion of such loan premium shall be paid to State Street as compensation for its services in connection with this securities lending program, in accordance with Schedule A hereto; and (b) the remainder of such loan premium shall be credited to the Client's account.

Client acknowledges that in the event that Client's participation in securities lending generates income for the Client, State Street may be required to withhold tax or may claim such tax from the Client as is appropriate in accordance with applicable law.

The Client shall reimburse State Street for such reasonable fees and expenses that State Street may incur in connection with the performance of its obligations hereunder, including, without limitation: (i) the ordinary telecommunication charges associated with the movement of securities in connection with the securities lending activity contemplated by this Agreement; and (ii) any and all funds advanced by State Street on behalf of the Client as a consequence of the Client's obligations hereunder, including the Client's obligation to return cash Collateral to the Borrower and to pay any fees due the Borrower, all as provided in Section 7 hereof.

9. Fee Disclosure. The fees associated with the investment of cash Collateral in funds maintained or advised by State Street are disclosed on Schedule B hereto. Said Schedule may be replaced from time to time by State Street upon notice to Client. An annual report with respect to such funds is available to the Client, at no expense, upon request.

10. Recordkeeping and Reports. State Street will establish and maintain such records as are reasonably necessary to account for Loans that are made and the income derived therefrom. On a monthly basis, State Street will provide the Client with a statement describing the Loans made, and the income derived from Loans, during the period covered by such statement. Each party to this Agreement shall comply with the reasonable requests of the other for information necessary to the requester's performance of its duties in connection with this securities lending program.

11. Standard of Care Subject to the requirements of applicable law, State Street shall not be liable for any loss or damage, including counsel fees and court costs, whether or not resulting from their acts or omissions to act hereunder or otherwise, unless the loss damage arises out of State Street's own gross negligence. Except for any liability, loss, or expense arising from or connected with State Street's own gross negligence, the Client agrees to reimburse and hold State Street harmless from and against any liability, loss and expense, including counsel fees and expenses and court costs, arising in connection with this Agreement or any Loan or arising from or connected with claims of any third parties, including any Borrower, from and against all taxes and other governmental charges, and from and against any out-of-pocket or incidental expenses. State Street may charge any amounts to which it is entitled hereunder against the Client's account. Without limiting the generality of the foregoing, Client agrees: (i) that State Street shall not be responsible for any statements, representations or warranties which any Borrower makes in connection with any securities loans hereunder, or for the performance by any Borrower of the terms of a Loan, or any agreement related thereto, and shall not be required to ascertain or inquire as to the performance or observance of, or a default under the terms of, a Loan or any agreement related thereto; (ii) that State Street shall be fully protected in acting in accordance with the oral or written instructions of any person believed by State Street to be authorized to execute this Agreement on behalf of the Client (an "Authorized Person"); (iii) that in the event of a default by a Borrower under a Loan, State Street shall be fully protected in acting in its sole discretion in a manner it deems appropriate; and (iv) that the records of State Street shall be presumed to reflect accurately any oral instructions given by an Authorized Person or a person believed by State Street to be an Authorized Person.

 State Street, in determining the Market Value of Securities, including without limitation, Collateral, may rely upon any recognized pricing service and shall not be liable for any errors made by such service.

12. Representations and Warranties. Each party hereto represents and warrants that (a) it has the power to execute and deliver this Agreement, to enter into the transactions contemplated hereby, and to perform its obligations hereunder;
(b) it has taken all necessary action to authorize such execution, delivery, and performance; (c) this Agreement constitutes a legal, valid, and binding obligation enforceable against it; and (d) the execution, delivery, and performance by it of this Agreement will at all times comply with all applicable laws and regulations. Client represents and warrants that (a) it has made its own determination as to the tax treatment of any dividends, remuneration or other funds received hereunder; and (b) the financial statements delivered to State Street pursuant to Section 3 fairly present its financial condition and there has been no material adverse change in its financial condition or the financial condition of any parent company since the date of the balance sheet included within such financial statements. Each Loan shall constitute a present representation by Client that there has been no material adverse change in its financial condition or the financial condition of any parent company that has not been disclosed in writing to State Street since the date of the most recent financial statements furnished to State Street pursuant to Section 3.

The person executing this Agreement on behalf of the Client represents that he or she has the authority to execute this Agreement on behalf of the Client.

The Client hereby represents to State Street that: (i) its policies generally permit it to engage in securities lending transactions; (ii) its policies permit it to purchase shares of the Navigator Securities Lending Trust with cash Collateral; (iii) its participation in the securities lending program, including the investment of cash collateral in the Navigator Securities Lending Trust, and the existing series' thereof, has been approved by a majority of the directors or trustees that are not "interested persons" within the meaning of section 2(a)(19) of the Investment Company Act of 1940, and such directors or trustees will evaluate the securities lending program no less frequently than annually to determine that the investment of cash collateral in the Navigator Securities Lending Trust, including any series thereof, is in the Client's best interest and (iv) its prospectus provides appropriate disclosure concerning its securities lending activity; and (v) that it is not subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA") with respect to this Agreement and the Securities. The Client also hereby represents that it qualifies as an "accredited investor" within the meaning of Rule 501 of Regulation D under the Securities Act of 1933, as amended.

13. Definitions. For the purposes hereof:

(a) "Available Securities" means the securities of the Client that are available for Loans pursuant to Section 2.

(b) "Borrower" means any of the entities to which Available Securities may be loaned under a Securities Lending Agreement, as described in Section 3.

(c) "Collateral" means collateral delivered by a Borrower to secure its obligations under a Securities Loan Agreement.

(d) "Investment Manager," when used in any provision, means the person or entity who has discretionary authority over the investment of the Available Securities to which the provision applies.

(e) "Loan" means a loan of Available Securities to a Borrower.

(f) "Loaned Security" shall mean any "security" which is delivered as a Loan under a Securities Loan Agreement; provided that, if any new or different security shall be exchanged for any Loaned Security by recapitalization, merger, consolidation, or other corporate action, such new or different security shall, effective upon such exchange, be deemed to become a Loaned Security in substitution for the former Loaned Security for which such exchange was made.

(g) "Market Value" of a security means the market value of such security (including, in the case of a Loaned Security that is a debt security, the accrued interest on such security) as determined by the independent pricing service designated by State Street, or such other independent sources as may be selected by State Street on a reasonable basis.

(h) "Securities Loan Agreement" means the agreement between a Borrower and State Street (on behalf of the Client) that governs Loans, as described in Section 4.

14. Continuing Agreement; Termination; Remedies. It is the intention of the parties hereto that this Agreement shall constitute a continuing agreement in every respect and shall apply to each and every Loan, whether now existing or hereafter made. The Client and State Street may each at any time terminate this Agreement upon five (5) Business Days' written notice to the other to that effect. The only effects of any such termination of this Agreement will be that
(a) following such termination, no further Loans shall be made hereunder by State Street on behalf of the Client, and (b) State Street shall, within a reasonable time after termination of this Agreement, terminate any and all outstanding Loans. The provisions hereof shall continue in full force and effect in all other respects until all Loans have been terminated and all obligations satisfied as herein provided.

15. Notices. Except as otherwise specifically provided herein, notices under this Agreement may be made orally, in writing, or by any other means mutually acceptable to the parties. If in writing, a notice shall be sufficient if delivered to the party entitled to receive such notices at the following addresses:

If to Client:

Bull & Bear Advisers

11 Hanover Square
New York, N.Y. 10005
Attn:  Thomas B. Winmill
  President

If to State Street:

State Street Bank and Trust Company
Global Securities Lending Division
Two International Place, Floor 31
Boston, Massachusetts 02110

or to such other addresses as either party may furnish the other party by written notice under this section.

Whenever this Agreement permits or requires the Client to give notice to, direct, provide information to State Street, such notice, direction, or information shall be provided to State Street on the Client's behalf by any individual designated for such purpose by the Client in a written notice to State Street. (This Agreement shall be considered such a designation of the person executing the Agreement on the client's behalf.) After its receipt of such a notice of designation, and until its receipt of a notice revoking such designation, State Street shall be fully protected in relying upon the notices, directions, and information given by such designee.

16. Miscellaneous. This Agreement supersedes any other agreement between the parties or any representations made by one party to the other, whether oral or in writing, concerning loans of securities by State Street on behalf of the Client. This Agreement shall not be assigned by either party without the prior written consent of the other party. Subject to the foregoing, this Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective heirs, representatives, successors, and assigns. This Agreement shall be governed and construed in accordance with the laws of the Commonwealth of Massachusetts. Client hereby irrevocably submits to the jurisdiction of any Massachusetts state or federal court sitting in The Commonwealth of Massachusetts in any action or proceeding arising out of or related to this agreement, hereby irrevocably agrees that all claims in respect of such action or proceeding may be heard and determined in such Massachusetts state or Federal court except that this provision shall not preclude any party from removing any action to federal court. Client hereby irrevocably waives, to the fullest extent it may effectively do so, the defense of an inconvenient forum to the maintenance of such action or proceeding. Client hereby irrevocably appoints as its agent to receive on its behalf service of copies of the summons and complaint and any other process which may be served in any such action or proceeding (the "Process Agent"). Such service may be made by mailing or delivering a copy of such process, in care of the Process Agent at the above address. Client hereby irrevocably authorizes and directs the Process Agent to accept such service on its behalf. As an alternative method of service, Client also irrevocably consents to the service of any and all process in any such action or proceeding by the mailing of copies of such process to Client at its address specified in Section 15 hereof. Client agrees that a final judgment in any such action or proceeding, all appeals having been taken or the time period for such appeals having expired, shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. The provisions of this Agreement are severable and the invalidity or unenforceability of any provision hereof shall not affect any other provision of this Agreement. If in the construction of this Agreement any court should deem any provision to be invalid because of scope or duration, then such court shall forthwith reduce such scope or duration to that which is appropriate and enforce this Agreement in its modified scope or duration.

         17. Securities Investors Protection Act of 1970 Notice. CLIENT IS HEREBY ADVISED AND ACKNOWLEDGES THAT THE PROVISIONS OF THE SECURITIES INVESTOR PROTECTION ACT OF 1970 MAY NOT PROTECT THE CLIENT WITH RESPECT TO THE LOAN OF SECURITIES HEREUNDER AND THAT, THEREFORE, THE COLLATERAL DELIVERED TO THE CLIENT MAY CONSTITUTE THE ONLY SOURCE OF SATISFACTION OF THE BROKER'S OR DEALER'S OBLIGATION IN THE EVENT THE BROKER OR DEALER FAILS TO RETURN THE SECURITIES.

18. Modification. This Agreement shall not be modified, except by an instrument in writing signed by the party against whom enforcement is sought.

BULL & BEAR FUNDS I, INC. on behalf       BULL & BEAR FUNDS II, INC.on of its
series BULL & BEAR U.S. AND               behalf of its series
OVERSEAS FUND                             BULL & BEAR DOLLAR RESERVES

By: _____________________                 By: ____________________

Name: ___________________                 Name: _________________

Its: ______________________               Its: ___________________


BULL & BEAR GOLD INVESTORS LTD.          BULL & BEAR SPECIAL
                                         EQUITIES FUND, INC.

By: ______________________               By: _______________________

Name: ___________________                Name: ____________________

Its: ______________________              Its: ______________________


BULL & BEAR MUNICIPAL INCOME             BULL & BEAR GLOBAL
FUND, INC.                               INCOME FUND, INC.

By: ______________________               By: ______________________
Name: ___________________                Name: ___________________
Its: ______________________              Its: ______________________

BULL & BEAR U.S. GOVERNMENT                MIDAS FUND, INC.
SECURITIES FUND, INC.

By: ________________________               By: _______________________

Name: _____________________                Name: ____________________

Its: ________________________              Its: ______________________


ROCKWOOD FUND, INC.                                  STATE STREET BANK AND
                                                     TRUST COMPANY

By: _____________________                            By: ____________________

Name: ___________________                            Name: __________________

Its: ______________________                          Its: ____________________

                                   SCHEDULE A

                This Schedule is attached to and made part of the
                   Securities Lending Authorization Agreement,
                       dated the ____day of _______, 1997
  between THE CLIENTS IDENTIFIED ON SCHEDULE A (each a "Client" or collectively
                                 "Clients") and
              STATE STREET BANK AND TRUST COMPANY ("State Street").


PARTIES TO THE SECURITIES LENDING AUTHORIZATION AGREEMENT

BULL & BEAR FUNDS I, INC. (TIN 13-3368373), on behalf of its series BULL & BEAR U.S. AND OVERSEAS FUND

BULL & BEAR FUNDS II, INC. (TIN 22-2037796), on behalf of its series BULL & BEAR DOLLAR RESERVES (TIN 13-6900645)

BULL & BEAR GOLD INVESTORS LTD. (TIN 13-6059519)

BULL & BEAR SPECIAL EQUITIES FUND, INC. (TIN 13-3343918)

BULL & BEAR MUNICIPAL INCOME FUND, INC. (TIN 13-3196171)

BULL & BEAR GLOBAL INCOME FUND, INC. (TIN 13-3926714)

BULL & BEAR U.S. GOVERNMENT SECURITIES FUND, INC. (TIN 13-3907058)

MIDAS FUND, INC. (TIN 41-1536110)

ROCKWOOD FUND, INC. (TIN 82-0395554)

                                   SCHEDULE B

                This Schedule is attached to and made part of the
                   Securities Lending Authorization Agreement,
                       dated the ____ day of _______, 1997
  between THE CLIENTS IDENTIFIED ON SCHEDULE A (each a "Client" or collectively
                                 "Clients") and
              STATE STREET BANK AND TRUST COMPANY ("State Street").


                                SCHEDULE OF FEES

1. Subject to Paragraph 2 below, all proceeds collected by State Street on investment of Cash Collateral or any fee income shall be allocated as follows

- Sixty-five percent (65%) payable to the Client, and

- Thirty-five percent (35%) payable to State Street.


2. All payments to be allocated under Paragraph 1 above shall be made after deduction of such other amounts payable to State Street or to the Borrower under the terms of the attached Securities Lending Authorization Agreement.

3. Investment Management Fees

The Navigator Securities Lending Trust:

On an annualized basis, the management/trust/custody fee for investing cash Collateral in the Navigator Securities Lending Prime Portfolio is not more than
10.00 basis points netted out of yield. The trustee may pay out of the assets of the Portfolio all reasonable expenses and fees of the Portfolio, including professional fees or disbursements incurred in connection with the operation of the Portfolio.

                                  SCHEDULE 7.1

                This Schedule is attached to and made part of the
                   Securities Lending Authorization Agreement,
                       dated the ____day of _______, 1997
  between THE CLIENTS IDENTIFIED ON SCHEDULE A (each a "Client" or collectively
                                 "Clients") and
              STATE STREET BANK AND TRUST COMPANY ("State Street").


ACCEPTABLE FORMS OF COLLATERAL

-        Cash (U.S. and foreign currency);

- Securities issued or guaranteed by the United States government or its agencies;

-        Sovereign debt rated A or better

-        Convertible Bonds

- Irrevocable bank letters of credit issued by a person other than the Borrower or an affiliate of the Borrower may be accepted as Collateral, if State Street has determined that it is appropriate to accept such letters of credit as Collateral under the securities lending programs it administers; and

-       Such other Collateral as the parties may agree to in   writing from time
        to time.






[DESCRIPTION]            Segregated Account Procedural Agreement


             SEGREGATED ACCOUNT PROCEDURAL AND SAFEKEEPING AGREEMENT

         THIS AGREEMENT is made effective the 17th day of June, 1997, by and between INVESTORS FIDUCIARY TRUST COMPANY, a trust company chartered under the laws of the state of Missouri, having its trust office and principal place of business in Kansas City, Missouri ("IFTC"); STATE STREET BANK AND TRUST COMPANY, a trust company organized under the laws of the Commonwealth of Massachusetts, having its trust office and principal place of business in North Quincy, Massachusetts ("Bank"); SMITH BARNEY, INC., a registered futures commission merchant ("Broker"); and each registered investment company listed on Schedule A hereto, as it may be amended from time to time, incorporated herein by this reference (each a "Customer"); and

         WHEREAS, Customer, on behalf of each of the Portfolios identified in Schedule A, as it may be amended from time to time, incorporated herein by this reference, has opened or may hereafter open a trading account with Broker for the purpose of purchasing and selling futures contracts and related options ("Contracts") through Broker; and

         WHEREAS, in connection with the opening of such trading account, Customer and Broker have entered or will enter into a Customer Agreement requiring Customer to deposit as collateral the initial margin (including subsequent margin calls and any additional initial margin requirements for short option positions) ("Margin") with respect to each Contract as required by the Commodity Exchange Act, Commodity Futures Trading Commission regulations, and the rules and regulations of the Chicago Mercantile Exchange, the Chicago Board of Trade, the Commodity Exchange, and such other exchanges on which Broker may effect or cause to be effected transactions as broker for Customer (collectively the "Rules and Regulations"); and

         WHEREAS, IFTC serves as custodian of certain monies and securities owned by Customer ("Assets") pursuant to a Custody Agreement between IFTC and Customer (each a "Custody Agreement"); and

         WHEREAS, Bank serves as IFTC's sub-custodian of said Assets pursuant to a Sub-Custody Agreement between Bank and IFTC (the "Sub-Custody Agreement"); and

         WHEREAS, the parties hereto desire to provide for segregated accounts for the benefit of Customer to be established at Bank (the "Safekeeping Accounts") for custody of the Margin;

         NOW, THEREFORE, for and in consideration of the mutual promises contained herein, the parties hereto, intending to be legally bound, mutually covenant and agree as follows:

1. GOVERNING AGREEMENT. As between each Customer and IFTC, the Assets in the Safekeeping Account as collateral for the Margin ("Collateral") and all instructions, deliveries, duties, rights and liabilities of such Customer and IFTC with respect to such Safekeeping Account shall be governed in all respects by the Custody Agreement, except as expressly provided otherwise in this Agreement. As between IFTC and Bank, the Collateral and all instructions, deliveries, duties, rights and liabilities of IFTC and Bank with respect to the Safekeeping Accounts shall be governed in all respects by the Sub-Custody Agreement, except as expressly provided otherwise in this Agreement.

2. SAFEKEEPING ACCOUNT. Pursuant to the applicable Custody Agreement, IFTC shall establish and maintain a Safekeeping Account at Bank for each Customer, and, pursuant to the Sub-Custody Agreement, Bank shall open, upon instruction from IFTC, such Safekeeping Account in the name of "Smith Barney Customer Funds for the benefit of [applicable Customer Name] (Customer Segregated Account)" for the Collateral, in accordance with the Rules and Regulations. In its custodial capacity, IFTC is limited to holding the Collateral in safekeeping for Customer pursuant to the Custody Agreement and dealing with it as herein expressed unless otherwise mutually agreed in writing. IFTC shall make or cause Bank to make purchases, sales, withdrawals and deliveries of securities held as Collateral only as Customer may direct, subject to the rights of Broker hereunder. IFTC is hereby authorized and directed to, and to cause Bank to:

         A. Collect income and principal on bearer securities in the Safekeeping Accounts;

         B. Dispose of the monies received from income collections, maturity, redemption, sale, or other disposition of the Assets pursuant to the terms hereof;

         C. Send daily confirmations of receipts and disbursements to Customer and to Broker;

         D. Provide monthly lists of Assets held in the Safekeeping Accounts to Customer and to Broker;

         E. On request, confirm to Broker and Customer all account charges and positions; and

         F. Provide Broker and Customer with prompt Written Notice, as hereinafter defined, of each transfer of Collateral into or out of the Safekeeping Account of such Customer.

Bank may hold Assets in the Safekeeping Account in bearer, nominee, book entry, or other form and in any depository or clearing corporation, with or without indicating that such Assets are held hereunder; provided, however, that all Assets held in the Safekeeping Account shall be identified on IFTC's and Bank's records as subject to this Agreement and shall be in a form that permits transfer without additional authorization or consent of Customer.

Pursuant to Section 1.20 of the Commodity Futures Trading Commission Regulations, IFTC and Bank hereby acknowledge that all Collateral is that of a "commodity or option" customer of Broker and is being separately accounted for and held as segregated and secured funds. Such Collateral will not be treated by IFTC or Bank as the funds or securities of any person other than Customer, and will not be used by IFTC or Bank in connection with the obligations of any person other than Customer. IFTC and Bank have no claim, and will assert no lien, right of set off or any other claim or interest in the Collateral, and will not use the Collateral to margin, collateralize, secure or to extend credit to Customer, to any of its affiliates, to Broker, to any of Broker's affiliates or to any other persons for such activities or otherwise. IFTC and Bank hereby agree that the books and records accounting for the Collateral may be examined by an authorized employee of the Commodity Futures Trading Commission.

3. DEPOSIT OF COLLATERAL. IFTC shall direct Bank to deposit, transfer and maintain assets specified by Customer by Written Notice as Collateral in the Safekeeping Account in an amount sufficient to provide such Margin as shall be required by the Rules and Regulations, and Bank shall provide Broker and IFTC with Written Notice of each such deposit. Customer may deposit amounts in excess of such requirements. The designation "Customer Funds" in the account title is intended to indicate the status of the Safekeeping Accounts under the Rules and Regulations; however, to the extent not inconsistent with such Rules and Regulations, the provisions of this Agreement shall be controlling as to the rights of the parties in the Collateral.

4. FORM OF COLLATERAL. The Collateral shall be in the form, as Customer elects, of cash, of eligible securities of the U.S. Government (valued at the current market value), other securities issued by United States issuers as Broker shall accept, or of a combination thereof. Customer may substitute U.S. Government securities of equal or greater value upon prior approval by Broker, which approval shall not be unreasonably withheld. Upon receipt of such substitute securities and Written Notice of Broker's approval, IFTC shall cause Bank to release from the Safekeeping Account cash or securities of an equal value, or such lesser amount as may be directed by Customer. Separate interest payments on the Collateral shall be automatically credited by IFTC in Federal Funds to demand deposit accounts designated in Written Notice from Customer on the date that such interest becomes due and received unless Notice of Default has been given to IFTC pursuant to Paragraph 7. Amounts due on Assets which mature or are redeemed will be credited to the applicable Safekeeping Account in Federal Funds on the date such amounts are received.

5. WITHDRAWALS. Withdrawals from the Safekeeping Account shall be effected upon receipt by Bank of Written Notice from Customer and Broker's prior written consent to such withdrawal. Broker shall, upon request of Customer, inform Customer of the amount of any excess Collateral in the Safekeeping Account.

6. VARIATION MARGIN. If additional Collateral is required by Broker due to variation in the value of one or more Contracts held in the trading account or otherwise pursuant to the Customer Agreement ("Variation Margin"):

         A. Broker shall give Customer Written Notice of such requirement and such Variation Margin shall be satisfied from any amounts currently credited to Customer's trading account, to the extent thereof.

         B. If the Variation Margin cannot be satisfied as set forth in Paragraph A, then Customer shall immediately transfer the Variation Margin to Broker and Broker shall give Customer prompt Written Notice of receipt.

         C. If the Variation margin is not satisfied as set forth in Paragraphs A or B, then, Broker may give notice to IFTC of the failure to deposit or pay such amount and the amount required, which notice shall state that all conditions precedent to Broker's right to receive Collateral have been satisfied. Immediately upon receipt of such notice, IFTC shall transfer Collateral of such specified amount from the Safekeeping Account to or for the account of Broker.


7. DEFAULT. If Customer has failed to deposit sufficient Collateral pursuant to Paragraph 3 hereof, or transfer the required Variation Margin pursuant to Paragraph 6.B hereof, Broker shall give Customer immediate Written Notice of such failure, specifying the amount of such default ("Notice of Default"). In the event that Broker gives Notice of Default to IFTC, Broker shall immediately give

Written Notice to Customer thereof and, without prejudice to any rights of Broker hereunder, IFTC shall give Written Notice to Customer of its receipt of, and the instructions, if any, contained in, such Notice of Default. The Notice of Default by Broker to IFTC shall certify that all conditions precedent to Broker's right to direct disposition of Collateral hereunder have been satisfied, and shall include instructions to IFTC to instruct Bank:

       A. To transfer specified eligible U.S. Government securities or other securities held as Collateral to Broker, in which event Broker shall have the right to sell or otherwise dispose of such securities in the principal market for such securities or, in the event such principal market is closed, in a manner commercially reasonable for such securities; provided, however, that Broker shall remit to Customer any proceeds of such sale or disposition in excess of the amount specified in the Notice of Default;

       B. To sell at the prevailing market price sufficient Collateral to provide for payment to Broker of the amount specified in the Notice of Default, in which event Bank shall give consideration to any timely request by Customer by Written Notice with respect to particular Collateral to be sold and shall sell any Collateral in the principal market therefor, or, in the event such principal market is closed, in a manner commercially reasonable for such Collateral; or

         C. With respect to cash Collateral, to immediately transfer cash in the amount specified in the Notice of Default from the Safekeeping Account to Broker.

IFTC shall cause Bank to retain in the Safekeeping Account any Collateral not transferred as set forth above, including any proceeds from the Bank's sale of Collateral in excess of the amount required. In no event shall IFTC or Bank be required to transfer any amount in excess of the value of the Collateral.

8. CREDITS TO CUSTOMER. Broker shall promptly credit to the trading account of Customer any Variation Margin resulting from the variation in value of one or more Contracts purchased or sold by Customer in accordance with the Rules and Regulations. Each business day such a credit is made, Broker shall transfer trading account balances of Customer in Federal Funds to IFTC, or to such other bank account in Customer's name as Customer shall direct. Amounts due to a Customer as a result of the variation in value of such Customer's short option positions shall be credited to Customer by reducing the amount of Collateral required to be maintained in the Safekeeping Account.


9.       LIMITATION OF LIABILITY.

         a. IFTC and Bank shall not be responsible or liable for, and Customer and Broker shall indemnify and hold IFTC and Bank harmless from and against, any and all costs, expenses, losses, damages, charges, counsel fees, payments and liabilities which may be asserted against or incurred by IFTC or Bank or for which IFTC or Bank may be held to be liable, arising out of or attributable to:

                  i. IFTC's or Bank's action or omission to act pursuant hereto; provided that IFTC or Bank have acted in good faith and with due diligence and reasonable care; and provided further, that IFTC shall not be liable for consequential, special, or punitive damages in any event.

             ii. IFTC's action or omission to act hereunder upon any Written Notice, instructions, advice, notice, request, consent, certificate or other instrument or paper reasonably appearing to it to be genuine and to have been properly executed, including but not limited to instructions contained in a Notice of Default, it being expressly understood that IFTC and Bank shall have no duty to determine whether a default has, in fact, occurred, or any other duty of inquiry or verification with respect thereto.

                  iii. Customer's or Broker's refusal or failure to comply with the terms hereof (including without limitation failure to pay or reimburse IFTC or Bank and under
                           Section 9 hereof), Customer's or Broker's acts or omissions, negligence or willful misconduct, or the failure of any representation or warranty of Customer or Broker hereunder to be and remain true and correct in all respects at all times.

            iv. The failure or delay in performance of its obligations hereunder, or those of any entity for which it is responsible hereunder, arising out of or caused, directly or indirectly, by circumstances beyond the affected entity's reasonable control, including, without limitation: any interruption, loss or malfunction of any utility, transportation, computer (hardware or software) or communication service; inability to obtain labor, material, equipment or transportation, or a delay in mails; governmental or exchange action, statute, ordinance, rulings, regulations or direction; war, strike, riot, emergency, civil disturbance, terrorism, vandalism, explosions, labor disputes, freezes, floods, fires, tornados, acts of God or public enemy, revolutions, or insurrection.

            v. The sufficiency or adequacy of the Collateral deposited hereunder from time to time, or compliance with any statute or regulation regarding the amount and form of Collateral, it being understood that IFTC and Bank shall have no duty to require any Assets to be delivered at any time, or the establishment or maintenance of margin credit, including but not limited to the Rules and Regulations, Regulations T or X of the Board of Governors of the Federal
                  Reserve System, or with any rules or regulations of the Options Clearing Corporation or the Securities and Exchange Commission.

         b. Broker shall not be responsible or liable for any loss incurred by any Customer by reason of IFTC's or Bank's negligence or willful misconduct in performing their duties under this Agreement.

10. NOTICE. All notices, instructions and communications shall be given by the most expeditious means possible and shall be deemed a valid "Written Notice" hereunder if delivered by hand, sent by registered or certified mail (return receipt requested), transmitted by telegraph, telex or telecopier (receipt confirmed) or given by telephone (promptly followed by written copy) and shall be deemed effective when given if given by telephone and when received by the addressee at the address set forth opposite its signature hereto or at such other address given by Written Notice if given in a manner other than by telephone.

11. FEES AND EXPENSES. Customer shall pay as compensation to IFTC for its services hereunder such amount as may be agreed to by Customer and IFTC from time to time in writing. Any and all expenses of establishing, maintaining, or terminating a Safekeeping Account shall be borne by the applicable Customer.

12. TERMINATION. As to each Safekeeping Account, this Agreement shall terminate:
(a) on the effective date of IFTC's or Bank's resignation or termination as custodian or sub-custodian (b) upon the consent by Written Notice of Customer and Broker, or (c) upon thirty (30) days prior written notice by IFTC and Bank to Broker and Customer. Upon any termination, all Assets in the Safekeeping Account shall be held by Bank pursuant to the Sub-Custody Agreement.

13. INDIVIDUAL CUSTOMERS. Each Customer shall be regarded for all purposes as a separate party apart from any other Customer and every reference to Customer shall be deemed a reference solely to the particular Customer to which a particular transaction under the Agreement relates. Under no circumstances shall the rights, obligations or remedies with respect to a particular Customer constitute a right, obligation or remedy applicable to any other Customer. The use of this single document to memorialize the separate agreement of each Customer is understood to be for clerical convenience only and shall not constitute any basis for joining Customers for any reason.

14.      MISCELLANEOUS.

         a. This Agreement shall be construed according to, and the rights and liabilities of the parties hereto shall be governed by, the laws of the State of New York, without reference to the choice of laws principles thereof.

         b. All terms and provisions hereof shall be binding upon, inure to the benefit of and be enforceable by the parties hereto and their respective successors and permitted assigns.

         c. The representations and warranties, the indemnifications extended hereunder, and the provisions of Section 9 hereof are intended to and shall continue after and survive the expiration, termination or cancellation hereof.

         d. No provisions hereof may be amended or modified in any manner except by a written agreement properly authorized and executed by each party hereto.

     e. The failure of either party to insist upon the performance of any terms or conditions hereof or to enforce any rights resulting from any breach of any of the terms or conditions hereof, including the payment of damages, shall not be construed as a continuing or permanent waiver of any such terms, conditions, rights or privileges, but the same shall continue and remain in full force and effect as if no such forbearance or waiver had occurred. No waiver, release or discharge of any party's rights hereunder shall be effective unless contained in a written instrument signed by the party sought to be charged.

         f. The captions herein are included for convenience of reference only, and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.

         g. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

         h. If any provision hereof shall be determined to be invalid, illegal, in conflict with any law or otherwise unenforceable, the remaining provisions hereof shall be considered severable and shall not be affected thereby, and every remaining provision hereof shall remain in full force and effect and shall remain enforceable to the fullest extent permitted by applicable law.

         i. This Agreement may not be assigned by any party hereto without the prior written consent of the other party.

         j. Neither the execution nor performance hereof shall be deemed to create a partnership or joint venture by and among any of the parties hereto.

         k. Except as specifically provided herein, this Agreement does not in any way affect any other agreements entered into among the parties hereto and any actions taken or omitted by either party hereunder shall not affect any rights or obligations of the other party hereunder.

         IN WITNESS WHEREOF, each party hereto has caused this Agreement to be duly executed on the date first above written.


                                        Bull & Bear Global Income Fund, Inc.:
                                        Bull & Bear Funds I, Inc.:
                                        Bull & Bear Funds II, Inc.:
                                        Bull & Bear U.S. Government
                                        Securities Fund, Inc.
                                        Bull & Bear Special Equities Fund, Inc.
                                        Bull & Bear Gold Investors Ltd.
                                        Bull & Bear Municipal Income Fund, Inc.
                                        Midas Fund, Inc.
                                        Rockwood Fund, Inc.



Bull & Bear                                              By:
11 Hanover Square, 11th Floor                            Title:
New York, NY 10005
Attn: Heidi Keating



Smith Barney, Inc.                                        SMITH BARNEY, INC.
388 Greenwich Street                                      By:
New York, NY 10013                                        Title:
Attn: Michael Schaefer



127 West 10th Street                           INVESTORS FIDUCIARY TRUST COMPANY
Kansas City, MO 64105                          By:
Attn: Custody Department                       Title:




1776 Heritage Drive                          STATE STREET BANK AND TRUST COMPANY
North Quincy, MA 02171                       By:
Attn: Securities Services Division           Title:

                                   SCHEDULE A
                                LIST OF CUSTOMERS

Portfolios of Customer under the Segregated Account Procedural and Safekeeping Agreement with Smith Barney, Inc. ("Broker").


  CUSTOMER AND PORTFOLIO NAME                                 TAX ID NUMBER
  ---------------------------                             ---------------------
Bull & Bear Funds I, Inc.:
  Bull & Bear U.S. and Overseas Fund                             13-3368373
Bull & Bear Funds II, Inc.:
  Bull & Bear Dollar Reserves                                    13-6900645
Bull & Bear U.S. Government Securities Fund, Inc.                13-3907058
Bull & Bear Special Equities Fund, Inc.                          13-3343918
Bull & Bear Gold Investors Ltd.                                  13-6059519
Bull & Bear Municipal Income Fund, Inc.                          13-3196171
Midas Fund, Inc.                                                 41-1536110
Rockwood Fund, Inc.                                              82-0395554
Bull & Bear Global Income Fund, Inc.                             13-3926714


Customer is a series investment company currently consisting of the Portfolios set forth above. For purposes of the Segregated Account Procedural and Safekeeping Agreement, each Portfolio shall be regarded for all purposes hereunder as a separate party apart from each other Portfolio. Unless the context otherwise requires, with respect to every transaction covered hereby, every reference herein to Customer shall be deemed to relate solely to the particular Portfolio to which such transaction relates. Under no circumstances shall the rights, obligations or remedies with respect to a particular Portfolio constitute a right, obligation or remedy applicable to any other Portfolio. The use of this single document to memorialize the separate agreement of each Portfolio is understood to be for clerical convenience only and shall not constitute any basis for joining the Portfolios for any reason.

Customer may add additional Portfolios to the Segregated Account Procedural and Safekeeping Agreement from time to time by written notice to the other parties, provided that IFTC consents to such addition. Rates or charges for each additional Portfolio shall be as agreed upon by IFTC and Customer in writing.







[DESCRIPTION]             Transfer Agency Agreement

                                     Form of
                      TRANSFER AGENCY AND SERVICE AGREEMENT

         THIS AGREEMENT made as of the 7th day of February, 1997, by and between INVESTORS FIDUCIARY TRUST COMPANY, a trust company chartered under the laws of the State of Missouri, having its trust office located at 127 West 10th Street, Kansas City, Missouri 64105 ("IFTC"); and each registered investment company listed on Exhibit A hereto, as it may be amended from time to time, each having its principal office and place of business at 11 Hanover Square, New York, NY 10005 (each a "Fund" and collectively the "Funds".)

         WHEREAS, each Fund desires to appoint IFTC as its transfer agent, dividend disbursing agent, custodian of certain retirement plans and agent in connection with certain other activities, and IFTC desires to accept such appointment;

         NOW, THEREFORE, in consideration of the mutual covenants herein contained, the parties hereto agree as follows:

l.       Terms of Appointment; Duties of IFTC

1.1 Subject to the terms and conditions set forth in this Agreement, the Fund hereby employs and appoints IFTC to act as, and IFTC agrees to act as its transfer agent for the Fund's authorized and issued shares of its common stock ("Shares"), dividend disbursing agent, custodian of certain retirement plans and agent in connection with any accumulation, open-account or similar plans provided to the shareholders of the Fund ("Shareholders") and set out in the currently effective prospectus and statement of additional information ("prospectus") of the Fund, including without limitation any periodic investment plan, periodic withdrawal program, or dividend reinvestment plan, if any.

1.2      IFTC agrees that it will perform the following services:

         (a) In accordance with procedures established from time to time by agreement between the Fund and IFTC, IFTC shall:

                                    (i) Receive for  acceptance,  orders for the
                                    purchase  of Shares,  and  promptly  deliver
                                    payment   and   appropriate    documentation
                                    thereof  to  the   Custodian   of  the  Fund
                                    authorized   pursuant  to  the  Articles  of
                                    Incorporation of the Fund (the "Custodian");

                  (ii) Pursuant to purchase orders, issue the appropriate number of Shares and hold such Shares in the appropriate Shareholder account;

                  (iii) In respect to the transactions in items (i) and (ii) transactions directly with broker-dealers authorized by the Fund;

                  (iv) Effect transfers of Shares by the registered owners thereof upon receipt of appropriate instructions;

                  (v) Prepare and transmit payments for dividends and distributions declared by the Fund;

                  (vi) Issue replacement certificates for those certificates alleged to have been lost, stolen or destroyed upon receipt by IFTC of indemnification satisfactory to IFTC and protecting IFTC and the Fund, and IFTC at its option, may issue replacement certificates in place of mutilated stock certificates upon presentation thereof and without such indemnity;

                  (vii) Maintain records of account for and advise the Fund and its Shareholders as to the foregoing; and

                  (viii) Record the issuance of shares of the Fund and maintain pursuant to SEC Rule 17Ad-10(e) a record of the total number of shares of the Fund which are authorized, based upon data provided to it by the Fund, and issued and outstanding. IFTC shall also provide the Fund on a regular basis with the total number of shares which are authorized and issued and outstanding and shall have no obligation, when recording the issuance of shares, to monitor the issuance of such shares or to take cognizance of any laws relating to the issue or sale of such shares, which functions shall be the sole responsibility of the Fund.

         (b) In addition to and neither in lieu nor in contravention of the services set forth in the above paragraph (a), IFTC shall: (i) perform the customary services of a transfer agent, dividend disbursing agent, custodian of certain retirement plans and, as relevant, agent in connection with accumulation, open-account or similar plans (including without limitation any periodic investment plan, periodic withdrawal program, or dividend reinvestment plan, if any), including but not limited to: maintaining all Shareholder accounts, preparing Shareholder meeting lists, mailing proxies, mailing Shareholder reports and prospectuses to current Shareholders, withholding taxes on U.S. resident and non-resident alien accounts, preparing and filing U.S. Treasury Department Forms 1099 and other appropriate forms required with respect to dividends and distributions by federal authorities for all Shareholders, preparing and mailing confirmation forms and statements of account to Shareholders for all purchases of Shares and other confirmable transactions in Shareholder accounts, preparing and mailing activity statements for Shareholders, and providing Shareholder account information and (ii) provide a system which will enable the Fund to monitor the total number of Shares sold in each State.

         (c) In addition, the Fund shall (i) identify to IFTC in writing those transactions and assets to be treated as exempt from blue sky reporting for each State and (ii) verify the establishment of transactions for each State on the system prior to activation and thereafter monitor the daily activity for each State. The responsibility of IFTC for the Fund's blue sky State registration status is solely limited to the initial establishment of transactions subject to blue sky compliance by the Fund and the reporting of such transactions to the Fund as provided above.

         (d)  Procedures  as to who shall provide  certain of these  services in
         Section 1 may be established from time to time by agreement between the Fund and IFTC per the attached service responsibility schedule. IFTC may at times perform only a portion of these services and the Fund or its agent may perform these services on the Fund's behalf.

         (e) IFTC shall provide additional services on behalf of the Fund (i.e., escheatment services) which may be agreed upon in writing between the Fund and IFTC.

2.       Fees and Expenses

2.1 For the performance by IFTC pursuant to this Agreement, the Fund agrees to pay IFTC an annual maintenance fee for each Shareholder account as set out in the initial fee schedule attached hereto. Such fees and out-of-pocket expenses and advances identified under Section 2.2 below may be changed from time to time subject to mutual written agreement between the Fund and IFTC.

2.2 In addition to the fee paid under Section 2.1 above, the Fund agrees to reimburse IFTC for out-of-pocket expenses, including but not limited to confirmation production, postage, forms, telephone, microfilm, microfiche, tabulating proxies, records storage, or advances incurred by IFTC for the items set out in the fee schedule attached hereto. In addition, any other expenses incurred by IFTC at the request or with the consent of the Fund, will be reimbursed by the Fund.

2.3 The Fund agrees to pay all fees and reimbursable expenses within five days following the receipt of the respective billing notice. Postage for mailing of dividends, proxies, Fund reports and other mailings to all shareholder accounts shall be advanced to IFTC by the Fund at least seven (7) days prior to the mailing date of such materials.

3.     Representations and Warranties of IFTC. IFTC represents and warrants to
       --------------------------------------
       the Fund that it is a trust company duly organized and existing and in good standing under the laws of the State of Missouri; that it is duly qualified to carry on its business in the State of Missouri; that it is empowered under applicable laws and by its Charter and By-Laws to enter into and perform this Agreement; that all requisite corporate proceedings have been taken to authorize it to enter into and perform this Agreement; and that it has and will continue to have access to the necessary facilities, equipment and personnel to perform its duties and obligations under this Agreement.

4.    Representations and Warranties of the Fund.  The Fund represents and
      ------------------------------------------
      warrants to IFTC that it is a corporation duly organized and existing and in good standing under the laws of the state of its incorporation; that it is empowered under applicable laws and by its Articles of Incorporation and By-Laws to enter into and perform this Agreement; that all corporate proceedings required by said Articles of Incorporation and By-Laws have been taken to authorize it to enter into and perform this Agreement; that it is a closed-end diversified management investment company registered under the Investment Company Act of 1940, as amended; and that a registration statement under the Securities Act of 1933, as amended is currently effective and will remain effective, and appropriate state securities law filings have been made and will continue to be made, with respect to all Shares of the Fund being offered for sale.

5.       Data Access and Proprietary Information

5.1 The Fund acknowledges that the data bases, computer programs, screen formats, report formats, interactive design techniques, and documentation manuals furnished to the Fund by IFTC as part of the Fund's ability to access certain Fund-related data ("Customer Data") maintained by IFTC on data bases under the control and ownership of IFTC or other third party ("Data Access Services") constitute copyrighted, trade secret, or other proprietary information (collectively, "Proprietary Information") of substantial value to IFTC or other third party. In no event shall Proprietary Information be deemed Customer Data. The Fund agrees to treat all Proprietary Information as proprietary to IFTC and further agrees that it shall not divulge any Proprietary Information to any person or organization except as may be provided hereunder. Without limiting the foregoing, the Fund agrees for itself and its employees and agents:

         (a) to access Customer Data solely from locations as may be designated in writing by IFTC and solely in accordance with IFTC's applicable user documentation;

         (b) to refrain from copying or duplicating in any way the Proprietary Information;

         (c) to refrain from obtaining unauthorized access to any portion of the Proprietary Information, and if such access is inadvertently obtained, to inform in a timely manner of such fact and dispose of such information in accordance with IFTC's instructions;

         (d) to refrain from causing or allowing the data acquired hereunder from being retransmitted to any other computer facility or other location, except with the prior written consent of IFTC;

         (e)  that  the  Fund  shall  have  access  only  to  those   authorized
         transactions agreed upon by the parties;

         (f) to honor all reasonable written requests made by IFTC to protect at IFTC's expense the rights of IFTC in Proprietary Information at common law, under federal copyright law and under other federal or state law.

         Each party shall take reasonable efforts to advise its employees of their obligations pursuant to this Section 5. The obligations of this Section shall survive any earlier termination of this Agreement.

5.2 If the Fund notifies IFTC that any of the Data Access Services do not operate in material compliance with the most recently issued user documentation for such services, IFTC shall endeavor in a timely manner to correct such failure. Organizations from which IFTC may obtain certain data included in the Data Access Services are solely responsible for the contents of such data and the Fund agrees to make no claim against IFTC arising out of the contents of such third-party data, including, but not limited to, the accuracy thereof. DATA ACCESS SERVICES AND ALL COMPUTER PROGRAMS AND SOFTWARE SPECIFICATIONS USED IN CONNECTION THEREWITH ARE PROVIDED ON AN AS IS, AS AVAILABLE BASIS. IFTC EXPRESSLY DISCLAIMS ALL WARRANTIES EXCEPT THOSE EXPRESSLY STATED HEREIN INCLUDING, BUT NOT LIMITED TO, THE IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE.

5.3 If the transactions available to the Fund include the ability to originate electronic instructions to IFTC in order to (i) effect the transfer or movement of cash or Shares or (ii) transmit Shareholder information or other information, then in such event IFTC shall be entitled to rely on the validity and authenticity of such instruction without undertaking any further inquiry as long as such instruction is undertaken in conformity with security procedures established by IFTC from time to time.

6.       Indemnification

6.1 IFTC shall not be responsible for, and the Fund shall indemnify and hold

         IFTC harmless from and against, any and all losses, damages, costs, charges, counsel fees, payments, expenses and liability arising out of or attributable to:

         (a) All actions of IFTC or its agent or subcontractors required to be taken pursuant to this Agreement, provided that such actions are taken in good faith and without negligence or willful misconduct.

         (b) The Fund's lack of good faith, negligence or willful misconduct which arise out of the breach of any representation or warranty of the Fund hereunder.

         (c) The reliance on or use by IFTC or its agents or subcontractors of information, records, documents or services which (i) are received by IFTC or its agents or subcontractors, and (ii) have been prepared, maintained or performed by the Fund or any other person or firm on behalf of the Fund including but not limited to any previous transfer agent or registrar.

         (d) The reliance on, or the carrying out by IFTC or its agents or subcontractors of any instructions or requests of the Fund.

         (e) The offer or sale of Shares in violation of federal or state securities laws or regulations that such Shares be registered or in violation of any stop order or other determination or ruling by any federal or any state agency with respect to the offer or sale of such Shares.

         (f)  The   negotiations  and  processing  of  checks  made  payable  to prospective or existing Shareholders tendered to IFTC for the purchase of Shares, such checks are commonly known as "third party checks."

6.2 At any time IFTC may apply to any officer of the Fund for instructions, and may consult with legal counsel with respect to any matter arising in connection with the services to be performed by IFTC under this Agreement, and IFTC and its agents or subcontractors shall not be liable and shall be indemnified by the Fund for any action taken or omitted by it in reliance upon such instructions or upon the opinion of such counsel. IFTC, its agents and subcontractors shall be protected and indemnified in acting upon any paper or document, reasonably believed to be genuine and to have been signed by the proper person or persons, or upon any instruction, information, data, records or documents provided IFTC or its agents or subcontractors by machine readable input, telex, CRT data entry or other similar means authorized by the Fund, and shall not be held to have notice of any change of authority of any person, until receipt of written notice thereof from the Fund. IFTC, its agents and subcontractors shall also be protected and indemnified in recognizing stock certificates which are reasonably believed to bear the proper manual or facsimile signatures of the officers of the Fund, and the proper countersignature of any former transfer agent or former registrar, or of a co-transfer agent or co-registrar.

6.3 In order that the indemnification provisions contained in this Section 6 shall apply, upon the assertion of a claim for which the Fund may be required to indemnify IFTC, IFTC shall promptly notify the Fund of such assertion, and shall keep the Fund advised with respect to all developments concerning such claim. The Fund shall have the option to participate with IFTC in the defense of such claim or to defend against said claim in its own name or in the name of IFTC. IFTC shall in no case confess any claim or make any compromise in any case in which the Fund may be required to indemnify IFTC except with the Fund's prior written consent.

7. Standard of Care. IFTC shall at all times act in good faith and agrees to use its best efforts within reasonable limits to insure the accuracy of all services performed under this Agreement, but assumes no responsibility and shall not be liable for loss or damage due to errors unless said errors are caused by its negligence, bad faith, or willful misconduct or that of its employees.

8.       Covenants of the Fund and IFTC

8.1      The Fund shall promptly furnish to IFTC the following:

         (a) A certified copy of the resolution of the Board of Directors of the Fund authorizing the appointment of IFTC and the execution and delivery of this Agreement.

         (b) A copy of the Articles of Incorporation and By-Laws of the Fund and all amendments thereto.

8.2 IFTC hereby agrees to establish and maintain facilities and procedures reasonably acceptable to the Fund for safekeeping of stock certificates, check forms and facsimile signature imprinting devices, if any; and for the preparation or use, and for keeping account of, such certificates, forms and devices.

8.3 IFTC shall keep records relating to the services to be performed hereunder, in the form and manner as it may deem advisable. To the extent required by Section 31 of the Investment Company Act of 1940, as amended, and the Rules thereunder, IFTC agrees that all such records prepared or maintained by IFTC relating to the services to be performed by IFTC hereunder are the property of the Fund and will be preserved, maintained and made available in accordance with such Section and Rules, and will be surrendered promptly to the Fund on and in accordance with its request.

8.4 IFTC and the Fund agree that all books, records, information and data pertaining to the business of the other party which are exchanged or received pursuant to the negotiation or the carrying out of this Agreement shall remain confidential, and shall not be voluntarily disclosed to any other person, except as may be required by law.

8.5 In case of any requests or demands for the inspection of the Shareholder records of the Fund, IFTC will endeavor to notify the Fund and to secure instructions from an authorized officer of the Fund as to such inspection. IFTC reserves the right, however, to exhibit the Shareholder records to any person whenever it is advised by its counsel that it may be held liable for the failure to exhibit the Shareholder records to such person.

9.       Termination of Agreement

9.1 This Agreement may be terminated by either party upon one hundred twenty (120) days written notice to the other.

9.2 Should the Fund exercise its right to terminate, all out-of-pocket expenses associated with the movement of records and material will be borne by the Fund. Additionally, IFTC reserves the right to charge for any other reasonable expenses associated with such termination and/or a charge equivalent to the average of three (3) months' fees.

10.      Assignment

10.1 Except as provided in Section 10.3 below, neither this Agreement nor any rights or obligations hereunder may be assigned by either party without the written consent of the other party.

10.2 This Agreement shall inure to the benefit of and be binding upon the parties and their respective permitted successors and assigns.

10.3 IFTC may, without further consent on the part of the Fund, (a) open and maintain in its parent corporation, State Street Bank & Trust Company ("State Street") or in other financial institutions selected by IFTC, one or more non-interest bearing deposit accounts as agent for Fund, into which the moneys received for the account of Fund and moneys for payment of dividends, distributions or other disbursements provided for hereunder will be deposited, and against which checks and drafts will be drawn; and (b) subcontract for the performance hereof with (i) State Street, (ii) Boston Financial Data Services, Inc., a Massachusetts corporation ("BFDS"), a wholly-owned subsidiary of State Street which is duly registered as a transfer agent pursuant to Section 17A(c)(2) of the Securities Exchange Act of 1934, as amended ("Section 17A(c)(2)"),
         (ii) an BFDS subsidiary duly registered as a transfer agent pursuant to
         Section 17A(c)(2) or (iii) an BFDS affiliate; provided, however, that IFTC shall be as fully responsible to the Fund for the acts and omissions of any subcontractor as it is for its own acts and omissions.

11. Amendment. This Agreement may be amended or modified by a written agreement executed by both parties and authorized or approved by a resolution of the Board of Directors of the Fund.

12. Missouri Law to Apply. This Agreement shall be construed and the provisions thereof interpreted under and in accordance with the laws of the State of Missouri.

13. Force Majeure. In the event either party is unable to perform its obligations under the terms of this Agreement because of acts of God, strikes, equipment or transmission failure or damage reasonably beyond its control, or other causes reasonably beyond its control, such party shall not be liable for damages to the other for any damages resulting from such failure to perform or otherwise from such causes.

14. Consequential Damages. Neither party to this Agreement shall be liable to the other party for consequential damages under any provision of this Agreement or for any consequential damages arising out of any act or failure to act hereunder.

15. Merger of Agreement. This Agreement constitutes the entire agreement between the parties hereto and supersedes any prior agreement with respect to the subject matter hereof whether oral or written.

16. Counterparts. This Agreement may be executed by the parties hereto on any number of counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

17.  Reproduction of Documents.  This Agreement and all schedules, exhibits,
     -------------------------
     attachments and amendments hereto may be reproduced by any photographic, photostatic, microfilm, micro-card, miniature photographic or other similar process. The parties hereto each agree that any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding, whether or not the original is in existence and whether or not such reproduction was made by a party in the regular course of business, and that any enlargement, facsimile or further reproduction shall likewise be admissible in evidence.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed in their names and on their behalf by and through their duly authorized officers, as of the day and year first above written.

                                      EACH REGISTERED INVESTMENT COMPANY LISTED
                                      ON EXHIBIT A HERETO

                                      By:


                                      Title:


                                      INVESTORS FIDUCIARY TRUST COMPANY

                                      By:


                                      Title:

                                    EXHIBIT A


Bull & Bear Global Income Fund, Inc.

Bull & Bear Municipal Income Fund, Inc.

Bull & Bear U.S. Government Securities Fund, Inc.



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                        INVESTORS FIDUCIARY TRUST COMPANY
                         FUND SERVICE RESPONSIBILITIES*

Service Performed                                              Responsibility
                                                              IFTC        Fund

1. Receives orders for the purchase of Shares.                              x

2. Issue Shares and hold Shares in
   Shareholders accounts.                                      x

3. Receive redemption requests. x (Issue certificate, redeem only the fractional shares)

4. Effect transactions 1-3 above directly with broker-dealers. x (IFTC only 2-3)

5. Pay over monies to redeeming Shareholders.                               x

 6. Effect transfers of Shares.                                x

7. Prepare and transmit dividends and distributions.           x

8. Issue Replacement Certificates.                             x

9. Reporting of abandoned property.                           N/A         N/A

10.Maintain records of account.                                x

11.Maintain and keep a current and accurate control book x x for each issue of securities.

12.Mail proxies.                                              N/A         N/A

13.Mail Shareholder reports.                                   x            x

14.Mail prospectuses to current Shareholders.                 N/A         N/A

15.Withhold taxes on U.S. resident and
   non-resident alien accounts.                                x

16.Prepare and file U.S. Treasury Department forms.                         x

17.Prepare  and  mail   account   and   confirmation
   statements   for  x Shareholders.

18.Provide Shareholder account information.                    x

19.Blue sky reporting.                                        N/A         N/A


* Such services are more fully described in Section 1.2 (a), (b) and (c) of the Agreement.

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